Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 06, 2012
Document and Entity Information
Entity Registrant Name	SERVICEMASTER CO
Entity Central Index Key	0001052045
Document Type	S-4
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	Yes
Entity Current Reporting Status	No
Entity Filer Category	Non-accelerated Filer
Entity Public Float	$ 0
Entity Common Stock, Shares Outstanding		1,000
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Statements of Operations (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Revenue	$ 3,205,872	$ 3,127,394	$ 2,977,885
Operating Costs and Expenses:
Cost of services rendered and products sold	1,813,706	1,777,304	1,691,251
Selling and administrative expenses	880,492	895,950	830,747
Amortization expense	91,352	136,000	158,771
Trade name impairment	36,700		26,600
Restructuring charges	8,162	11,448	26,682
Total operating costs and expenses	2,830,412	2,820,702	2,734,051
Operating Income	375,460	306,692	243,834
Non-operating Expense (Income)
Interest expense	273,123	286,933	299,333
Interest and net investment income	(10,886)	(9,358)	(7,079)
Loss (gain) on extinguishment of debt	774		(46,106)
Other expense	700	733	748
Income (Loss) from Continuing Operations before Income Taxes	111,749	28,384	(3,062)
Provision (benefit) for income taxes	43,912	10,945	(9,204)
Income from Continuing Operations	67,837	17,439	6,142
(Loss) income from discontinued operations, net of income taxes	(27,016)	(31,998)	7,353
Net Income (Loss)	$ 40,821	$ (14,559)	$ 13,495

Consolidated Statements of Financial Position (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Cash and cash equivalents	$ 328,930	$ 252,698
Marketable securities	12,026	30,406
Receivables, less allowances of $20,362 and $16,709, respectively	374,200	352,094
Inventories	59,643	54,732
Prepaid expenses and other assets	38,295	40,864
Deferred customer acquisition costs	30,403	34,377
Deferred taxes	90,609	11,558
Assets of discontinued operations	17	51,004
Total Current Assets	934,123	827,733
Property and Equipment:
At cost	541,817	440,049
Less: accumulated depreciation	(235,058)	(173,151)
Net Property and Equipment	306,759	266,898
Other Assets:
Goodwill	3,161,980	3,125,293
Intangible assets, primarily trade names, service marks and trademarks, net	2,543,539	2,653,511
Notes receivable	23,322	22,550
Long-term marketable securities	130,456	110,177
Other assets	8,846	7,164
Debt issuance costs	37,798	52,366
Assets of discontinued operations		32,398
Total Assets	7,146,823	7,098,090
Current Liabilities:
Accounts payable	81,641	72,645
Accrued liabilities:
Payroll and related expenses	85,346	85,647
Self-insured claims and related expenses	73,071	81,278
Accrued interest payable	67,011	69,645
Other	70,103	83,114
Deferred revenue	473,242	449,647
Liabilities of discontinued operations	805	16,300
Current portion of long-term debt	51,838	49,412
Total Current Liabilities	903,057	907,688
Long-Term Debt	3,824,032	3,899,075
Other Long-Term Liabilities:
Deferred taxes	1,036,693	934,971
Liabilities of discontinued operations	2,070	4,848
Other long-term obligations, primarily self-insured claims	133,052	163,981
Total Other Long-Term Liabilities	1,171,815	1,103,800
Commitments and Contingencies (See Note 9)
Shareholder's Equity:
Common stock $0.01 par value, authorized 1,000 shares; issued 1,000 shares
Additional paid-in capital	1,464,293	1,455,881
Retained deficit	(210,162)	(250,983)
Accumulated other comprehensive loss	(6,212)	(17,371)
Total Shareholder's Equity	1,247,919	1,187,527
Total Liabilities and Shareholder's Equity	$ 7,146,823	$ 7,098,090

Consolidated Statements of Financial Position (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements of Financial Position
Allowance for receivables (in dollars)	$ 20,362	$ 16,709
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	1,000
Common stock, shares issued	1,000	1,000

Consolidated Statements of Shareholder's Equity (USD $) In Thousands, unless otherwise specified	Total	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Comprehensive (Loss) Income
Balance at Dec. 31, 2008	$ 1,132,359	$ 0	$ 1,438,432	$ (249,919)	$ (56,154)
Increase (Decrease) in Stockholders' Equity
Net income (loss)	13,495			13,495		13,495
Other comprehensive income, net of tax:
Net unrealized gain (loss) on securities	4,598				4,598	4,598
Net unrealized gain on derivative instruments	22,744				22,744	22,744
Foreign currency translation	5,038				5,038	5,038
Total comprehensive (loss) income	45,875			13,495	32,380	45,875
Stock-based employee compensation-contribution from Holdings	8,097		8,097
Balance at Dec. 31, 2009	1,186,331	0	1,446,529	(236,424)	(23,774)
Increase (Decrease) in Stockholders' Equity
Net income (loss)	(14,559)			(14,559)		(14,559)
Other comprehensive income, net of tax:
Net unrealized gain (loss) on securities	1,583				1,583	1,583
Net unrealized gain on derivative instruments	2,634				2,634	2,634
Foreign currency translation	2,186				2,186	2,186
Total comprehensive (loss) income	(8,156)			(14,559)	6,403	(8,156)
Stock-based employee compensation-contribution from Holdings	9,352		9,352
Balance at Dec. 31, 2010	1,187,527	0	1,455,881	(250,983)	(17,371)
Increase (Decrease) in Stockholders' Equity
Net income (loss)	40,821			40,821		40,821
Other comprehensive income, net of tax:
Net unrealized gain (loss) on securities	(695)				(695)	(695)
Net unrealized gain on derivative instruments	13,314				13,314	13,314
Foreign currency translation	(1,460)				(1,460)	(1,460)
Total comprehensive (loss) income	51,980			40,821	11,159	51,980
Stock-based employee compensation-contribution from Holdings	8,412		8,412
Balance at Dec. 31, 2011	$ 1,247,919	$ 0	$ 1,464,293	$ (210,162)	$ (6,212)

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash and Cash Equivalents at Beginning of Period	$ 252,698	$ 255,356	$ 407,347
Cash Flows from Operating Activities from Continuing Operations:
Net Income (Loss)	40,821	(14,559)	13,495
Adjustments to reconcile net income (loss) to net cash provided from operating activities:
Loss (income) from discontinued operations	27,016	31,998	(7,353)
Depreciation expense	72,084	60,625	56,021
Amortization expense	91,352	136,000	158,771
Amortization of debt issuance costs	14,061	14,503	14,639
Loss (gain) on extinguishment of debt	774		(46,106)
Deferred income tax provision (benefit)	35,048	4,455	(19,106)
Stock-based compensation expense	8,412	9,352	8,097
Trade name impairment	36,700		26,600
Restructuring charges	8,162	11,448	26,682
Cash payments related to restructuring charges	(7,530)	(10,789)	(23,601)
Change in working capital, net of acquisitions:
Current income taxes	(2,856)	(6,757)	10,245
Receivables	(22,992)	(32,914)	(13,300)
Inventories and other current assets	1,538	(238)	1,375
Accounts payable	2,581	11,899	(17,936)
Deferred revenue	22,134	(1,928)	4,186
Accrued liabilities	(33,642)	2,427	(35,382)
Other, net	1,338	7,022	11,005
Net Cash Provided from Operating Activities from Continuing Operations	295,001	222,544	168,332
Cash Flows from Investing Activities from Continuing Operations:
Property additions	(96,540)	(134,234)	(56,004)
Sale of equipment and other assets	4,605	1,355	1,654
Acquisition of The ServiceMaster Company	(35)	(2,245)	(1,695)
Other business acquisitions, net of cash acquired	(44,365)	(57,941)	(32,647)
Purchase of other intangibles	(1,900)	(2,500)
Notes receivable, financial investments and securities, net	3,009	20,427	6,151
Net Cash Used for Investing Activities from Continuing Operations	(135,226)	(175,138)	(82,541)
Cash Flows from Financing Activities from Continuing Operations:
Borrowings of debt	4,000	15,000
Payments of debt	(105,905)	(61,333)	(252,885)
Debt issuance costs paid	(267)	(30)	(426)
Net Cash Used for Financing Activities from Continuing Operations	(102,172)	(46,363)	(253,311)
Cash Flows from Discontinued Operations:
Cash (used for) provided from operating activities	(5,888)	6,776	21,426
Cash provided from (used for) investing activities:
Proceeds from sale of businesses	26,134
Other investing activities	(1,617)	(10,477)	(5,897)
Net Cash Provided from (Used for) Discontinued Operations	18,629	(3,701)	15,529
Cash Increase (Decrease) During the Period	76,232	(2,658)	(151,991)
Cash and Cash Equivalents at End of Period	$ 328,930	$ 252,698	$ 255,356

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies
Significant Accounting Policies

Note 1. Significant Accounting Policies

        The Consolidated Financial Statements include the accounts of ServiceMaster and its majority-owned subsidiary partnerships, limited liability companies and corporations. All consolidated ServiceMaster subsidiaries are wholly owned. Intercompany transactions and balances have been eliminated.

        Summary:    The preparation of the Consolidated Financial Statements requires management to make certain estimates and assumptions required under GAAP which may differ from actual results. The more significant areas requiring the use of management estimates relate to revenue recognition; the allowance for uncollectible receivables; accruals for self-insured retention limits related to medical, workers' compensation, auto and general liability insurance claims; accruals for home service contracts and termite damage claims; the possible outcome of outstanding litigation and other disputes; accruals for income tax liabilities as well as deferred tax accounts; the deferral and amortization of customer acquisition costs; useful lives for depreciation and amortization expense; the valuation of marketable securities; and the valuation of tangible and intangible assets. In 2011, there have been no changes in the significant areas that require estimates or in the underlying methodologies used in determining the amounts of these associated estimates.

        The allowance for receivables is developed based on several factors including overall customer credit quality, historical write-off experience and specific account analyses that project the ultimate collectability of the outstanding balances. As such, these factors may change over time causing the reserve level to vary.

        The Company carries insurance policies on insurable risks at levels which it believes to be appropriate, including workers' compensation, auto and general liability risks. The Company purchases insurance from third-party insurance carriers. These policies typically incorporate significant deductibles or self-insured retentions. The Company is responsible for all claims that fall within the retention limits. In determining the Company's accrual for self-insured claims, the Company uses historical claims experience to establish both the current year accrual and the underlying provision for future losses. This actuarially determined provision and related accrual include both known claims, as well as incurred but not reported claims. The Company adjusts its estimate of accrued self-insured claims when required to reflect changes based on factors such as changes in health care costs, accident frequency and claim severity.

        Accruals for home service contract claims in the American Home Shield business are made based on the Company's claims experience and actuarial projections. Termite damage claim accruals are recorded based on both the historical rates of claims incurred within a contract year and the cost per claim. Current activity could differ causing a change in estimates. The Company has certain liabilities with respect to existing or potential claims, lawsuits, and other proceedings. The Company accrues for these liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. Any resulting adjustments, which could be material, are recorded in the period identified.

        The Company records deferred income tax balances based on the net tax effects of temporary differences between the carrying value of assets and liabilities for financial reporting purposes and income tax purposes. The Company records its deferred tax items based on the estimated value of the tax basis. The Company adjusts tax estimates when required to reflect changes based on factors such as changes in tax laws, relevant court decisions, results of tax authority reviews and statutes of limitations. The Company records a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The Company recognizes potential interest and penalties related to its uncertain tax positions in income tax expense.

        Revenue:    Revenues from lawn care and pest control services, as well as liquid and fumigation termite applications, are recognized as the services are provided. The Company eradicates termites through the use of non-baiting methods (e.g., fumigation or liquid treatments) and baiting systems. Termite services using baiting systems, termite inspection and protection contracts, as well as home service contracts, are frequently sold through annual contracts for a one-time, upfront payment. Direct costs of these contracts (service costs for termite contracts and claim costs for home service contracts) are expensed as incurred. The Company recognizes revenue over the life of these contracts in proportion to the expected direct costs. Those costs bear a direct relationship to the fulfillment of the Company's obligations under the contracts and are representative of the relative value provided to the customer (proportional performance method). The Company regularly reviews its estimates of direct costs for its termite bait and home service contracts and adjusts the estimates when appropriate.

        The Company has franchise agreements in its TruGreen, Terminix, ServiceMaster Clean, AmeriSpec, Furniture Medic and Merry Maids businesses. Franchise revenue (which in the aggregate represents approximately four percent of annual consolidated revenue from continuing operations) consists principally of continuing monthly fees based upon the franchisee's customer level revenue. Monthly fee revenue is recognized when the related customer level revenue is earned by the franchisee and collectability is reasonably assured. Franchise revenue also includes initial fees resulting from the sale of a franchise. These fees are fixed and are recognized as revenue when collectability is reasonably assured and all material services or conditions relating to the sale have been substantially performed. Total profits from the franchised operations were $74.1 million, $70.9 million and $66.5 million for the years ended December 31, 2011, 2010 and 2009, respectively. Consolidated operating income from continuing operations was $375.5 million, $306.7 million and $243.8 for the years ended December 31, 2011, 2010 and 2009, respectively. The Company evaluates the performance of its franchise businesses based primarily on operating profit before corporate general and administrative expenses, interest expense and amortization of intangible assets. The portion of total franchise fee income related to initial fees received from the sale of a franchise was immaterial to the Company's Consolidated Financial Statements for all periods.

        Revenues are presented net of sales taxes collected and remitted to government taxing authorities in the accompanying Consolidated Statements of Operations.

        The Company had $473.2 million and $449.6 million of deferred revenue as of December 31, 2011 and 2010, respectively. Deferred revenue consists primarily of payments received for annual contracts relating to home service contracts, termite baiting, termite inspection, pest control and lawn care services.

        Deferred Customer Acquisition Costs:    Customer acquisition costs, which are incremental and direct costs of obtaining a customer, are deferred and amortized over the life of the related contract in proportion to revenue recognized. These costs include sales commissions and direct selling costs which can be shown to have resulted in a successful sale. Deferred customer acquisition costs amounted to $30.4 million and $34.4 million as of December 31, 2011 and 2010, respectively.

        Interim Reporting:    TruGreen has significant seasonality in its business. In the winter and spring, this business sells a series of lawn applications to customers which are rendered primarily in March through October (the production season). This business incurs incremental selling expenses at the beginning of the year that directly relate to successful sales for which the revenues are recognized in later quarters. On an interim basis, TruGreen defers these incremental selling expenses, pre-season advertising costs and annual repairs and maintenance procedures that are performed primarily in the first quarter. These costs are deferred and recognized in proportion to the contract revenue over the production season and are not deferred beyond the calendar year-end. Other business segments of the Company also defer, on an interim basis, advertising costs incurred early in the year. These pre-season costs are deferred and recognized approximately in proportion to revenue over the balance of the year and are not deferred beyond the calendar year-end.

        Advertising:    As discussed in the "Interim Reporting" note above, certain pre-season advertising costs are deferred and recognized approximately in proportion to the revenue over the year. Certain other advertising costs are expensed when the advertising occurs. The cost of direct-response advertising at Terminix and TruGreen, consisting primarily of direct-mail promotions, is capitalized and amortized over its expected period of future benefits. Advertising expense for the years ended December 31, 2011, 2010 and 2009 was $155.1 million, $152.5 million and $149.8 million, respectively.

        Inventory:    Inventories are recorded at the lower of cost (primarily on a weighted average cost basis) or market. The Company's inventory primarily consists of finished goods to be used on the customers' premises or sold to franchisees.

  Property and Equipment, Intangible Assets and Goodwill:

        Property and equipment consist of the following:

	Balance as of December 31,
			Estimated Useful Lives (Years)
(In millions)	2011	2010
Land	$22.9	$22.9	N/A
Buildings and improvements	76.0	75.8	10 - 40
Technology and communications	207.0	152.4	3 - 7
Machinery, production equipment and vehicles	216.7	170.2	3 - 9
Office equipment, furniture and fixtures	19.2	18.7	5 - 7

	541.8	440.0
Less accumulated depreciation	(235.0)	(173.1)

Net property and equipment	$306.8	$266.9

        Depreciation of property and equipment, including depreciation of assets held under capital leases, was $72.1 million, $60.6 million and $56.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

        Intangible assets consisted primarily of goodwill in the amount of $3.162 billion and $3.125 billion, indefinite-lived trade names in the amount of $2.334 billion and $2.370 billion, and other intangible assets in the amount of $210.0 million and $283.3 million as of December 31, 2011 and 2010, respectively.

        Fixed assets and intangible assets with finite lives are depreciated and amortized on a straight-line basis over their estimated useful lives. These lives are based on the Company's previous experience for similar assets, potential market obsolescence and other industry and business data. As required by accounting standards for the impairment or disposal of long- lived assets, the Company's long-lived assets, including fixed assets and intangible assets (other than goodwill), are tested for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If the carrying value is no longer recoverable based upon the undiscounted future cash flows of the asset, an impairment loss would be recognized equal to the difference between the carrying amount and the fair value of the asset. Changes in the estimated useful lives or in the asset values could cause the Company to adjust its book value or future expense accordingly.

        As required under accounting standards for goodwill and other intangibles, goodwill is not subject to amortization, and intangible assets with indefinite useful lives are not amortized until their useful lives are determined to no longer be indefinite. Goodwill and intangible assets that are not subject to amortization are subject to assessment for impairment by applying a fair-value based test on an annual basis or more frequently if circumstances indicate a potential impairment. The Company adopted the provisions of ASU 2011-8, "Testing Goodwill for Impairment," in the fourth quarter of 2011. This ASU gives entities the option of performing a qualitative assessment before calculating the fair value of a reporting unit in Step 1 of the goodwill impairment test. If entities determine, on the basis of qualitative factors, that the fair value of a reporting unit is more likely than not greater than its carrying amount, the two-step impairment test would not be required. For the 2011 annual goodwill impairment review performed as of October 1, 2011, the Company performed qualitative assessments on the Terminix, American Home Shield and ServiceMaster Clean reporting units. Based on these assessments, the Company determined that, more likely than not, the fair values of Terminix, American Home Shield and ServiceMaster Clean were greater than their respective carrying amounts. As a result, the two-step goodwill impairment test was not performed for Terminix, American Home Shield and ServiceMaster Clean in 2011.

        As permitted under accounting standards for goodwill and other intangibles prior to the adoption of ASU 2011-08, the Company carried forward a reporting unit's valuation from the most recent valuation under the following conditions: the assets and liabilities of the reporting unit have not changed significantly since the most recent fair value calculation, the most recent fair value calculation resulted in an amount that exceeded the carrying amount of the reporting unit by a substantial margin and, based on the facts and circumstances of events that have occurred since the last fair value determination, the likelihood that a current fair value calculation would result in an impairment would be remote. For the 2010 annual goodwill impairment review performed as of October 1, 2010, the Company carried forward the valuations of the Terminix and ServiceMaster Clean reporting units completed as of October 1, 2009. The Company did not carry forward the valuations for any trade names for the 2011 or 2010 annual trade name impairment reviews. For the 2009 annual goodwill and trade name impairment reviews performed as of October 1, 2009, the Company did not carry forward the valuations of any reporting units or trade names.

        Goodwill impairment is determined using a two-step process. The first step involves a comparison of the estimated fair value of each of the Company's reporting units to its carrying amount, including goodwill. In performing the first step, the Company determines the fair value of a reporting unit using a combination of a DCF analysis, a market-based comparable approach and a market-based transaction approach. Determining fair value requires the exercise of significant judgment, including judgment about appropriate discount rates, terminal growth rates, the amount and timing of expected future cash flows, as well as relevant comparable company earnings multiples for the market-based comparable approach and relevant transaction multiples for the market-based transaction approach. The cash flows employed in the DCF analyses are based on the Company's most recent budget and, for years beyond the budget, the Company's estimates, which are based on assumed growth rates. The discount rates used in the DCF analyses are intended to reflect the risks inherent in the future cash flows of the respective reporting units. In addition, the market-based comparable and transaction approaches utilize comparable company public trading values, comparable company historical results, research analyst estimates and, where available, values observed in private market transactions. If the estimated fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not impaired and the second step of the impairment test is not necessary. If the carrying amount of a reporting unit exceeds its estimated fair value, then the second step of the goodwill impairment test must be performed. The second step of the goodwill impairment test compares the implied fair value of the reporting unit's goodwill with its goodwill carrying amount to measure the amount of impairment, if any. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination. In other words, the estimated fair value of the reporting unit is allocated to all of the assets and liabilities of that unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the purchase price paid. If the carrying amount of the reporting unit's goodwill exceeds the implied fair value of that goodwill, an impairment is recognized in an amount equal to that excess.

        The impairment test for other intangible assets not subject to amortization involves a comparison of the estimated fair value of the intangible asset with its carrying value. If the carrying value of the intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess. The estimates of fair value of intangible assets not subject to amortization are determined using a DCF valuation analysis. The DCF methodology used to value trade names is known as the relief from royalty method and entails identifying the hypothetical cash flows generated by an assumed royalty rate that a third party would pay to license the trade names and discounting them back to the valuation date. Significant judgments inherent in this analysis include the selection of appropriate discount rates and hypothetical royalty rates, estimating the amount and timing of estimated future cash flows attributable to the hypothetical royalty rates and identification of appropriate terminal growth rate assumptions. The discount rates used in the DCF analyses are intended to reflect the risk inherent in the projected future cash flows generated by the respective intangible assets.

        Goodwill and indefinite-lived intangible assets, primarily the Company's trade names, are assessed annually for impairment during the fourth quarter or earlier upon the occurrence of certain events or substantive changes in circumstances. The Company's 2011, 2010 and 2009 annual impairment analyses, which were performed as of October 1 of each year, did not result in any goodwill impairments. The Company's annual trade name impairment analyses, which were performed as of October 1 of each year, resulted in pre-tax non-cash impairments of $36.7 million and $26.6 million in 2011 and 2009, respectively. The Company's 2010 trade name impairment analysis did not result in any impairment. The impairment charges by business segment for the years ended December 31, 2011, 2010 and 2009, as well as the remaining value of the trade names not subject to amortization by business segment as of December 31, 2011 and 2010 are as follows:

(In thousands)	TruGreen	Terminix	American Home Shield	ServiceMaster Clean	Other Operations & Headquarters(1)	Total
Balance at Dec. 31, 2008	$783,600	$875,100	$140,400	$152,600	$445,100	$2,396,800
2009 Impairment	(21,400)	—	—	—	(5,200)	(26,600)

Balance at Dec. 31, 2009 and 2010	762,200	875,100	140,400	152,600	439,900	2,370,200
2011 Impairment	(36,700)	—	—	—	—	(36,700)

Balance at Dec. 31, 2011	$725,500	$875,100	$140,400	$152,600	$439,900	$2,333,500

(1)
The Other Operations and Headquarters segment includes Merry Maids.

        The impairment charge in 2011 was primarily attributable to the use of higher discount rates in the DCF valuation analyses as compared to the discount rates used in the 2010 impairment analyses. Although the projected future growth in cash flows in 2011 were slightly higher than in the 2010 valuation, the increase in the discount rates more than offset the improved cash flows. The increase in the discount rates is primarily attributable to changes in market conditions which indicated a lower risk tolerance in 2011 as compared to 2010. This lower risk tolerance is exhibited through the marketplace's desire for higher returns in order to accept market risk. The aggregate impairment charge in 2009 was primarily attributable to the use of lower projected future cash flows related to the hypothetical royalty rates utilized in the DCF valuation analyses as compared to the projected future cash flows used in the 2008 impairment analysis. Although the Company projected future growth in cash flows, such growth was lower than that estimated at the time the trade names were tested for impairment in 2008. The terminal growth rates used in the analyses for the October 1, 2011, 2010 and 2009 impairment tests were the same and in line with historical U.S. gross domestic product growth rates. Had the Company used a discount rate in assessing the impairment of its trade names that was one percent higher across all business segments (holding all other assumptions unchanged), the Company would have recorded an additional impairment charge of approximately $114.8 million in 2011.

        As a result of the trade name impairment taken in 2011, the carrying value of the TruGreen trade name was adjusted to its estimated fair value as of October 1, 2011. Further, the October 1, 2011 estimated fair value of the trade name at the ServiceMaster Clean business segment was not significantly in excess of its carrying value. Consequently, any further decline in the estimated fair values of these trade names will result in additional trade name impairments. It is possible that such impairments, if required, could be material and may need to be recorded prior to the fourth quarter of 2012 (i.e., during an interim period) if the Company's results of operations or other factors require such assets to be tested for impairment at an interim date.

        Fair Value of Financial Instruments and Credit Risk:    See Note 19 for information relating to the fair value of financial instruments.

        Financial instruments, which potentially subject the Company to financial and credit risk, consist principally of investments and receivables. Investments consist primarily of publicly traded debt and common equity securities. The Company periodically reviews its portfolio of investments to determine whether there has been an other than temporary decline in the value of the investments from factors such as deterioration in the financial condition of the issuer or the market(s) in which it competes. The majority of the Company's receivables have little concentration of credit risk due to the large number of customers with relatively small balances and their dispersion across geographical areas. The Company maintains an allowance for losses based upon the expected collectability of receivables.

        Income Taxes:    The Company is included in the consolidated U.S. federal income tax return of Holdings. State and local returns are filed both on a separate company basis and on a combined unitary basis with Holdings. Current and deferred income taxes are provided for on a separate company basis. The Company accounts for income taxes using an asset and liability approach for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Deferred income taxes are provided to reflect the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements. Valuation allowances are established when necessary to reduce deferred income tax assets to the amounts expected to be realized.

        The Company records a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in its tax return. The Company recognizes potential interest and penalties related to its uncertain tax positions in income tax expense.

        Stock-Based Compensation:    The Company accounts for stock-based compensation under accounting standards for share based payments, which require that stock options, restricted stock units and share grants be measured at fair value and this value is recognized as compensation expense over the vesting period.

  Newly Issued Accounting Statements and Positions:

        In September 2009, the Financial Accounting Standards Board ("FASB") issued ASU 2009-13, "Multiple-Deliverable Revenue Arrangements," which amends the multiple-element arrangement guidance under ASC 605, "Revenue Recognition." This standard amends the criteria for separating consideration received for products or services in multiple-deliverable arrangements. This standard establishes a selling price hierarchy for determining the selling price of a deliverable, eliminates the residual method of allocation, and requires that total arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. In addition, this standard significantly expands required disclosures related to a vendor's multiple-deliverable revenue arrangements. This standard is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010 (calendar year 2011). The Company adopted the required provisions of this standard during the first quarter of 2011. The adoption of this standard did not have a material impact on the Company's consolidated financial statements.

        In May 2011, the FASB issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS." This ASU is the result of joint efforts by the FASB and the International Accounting Standards Board to develop converged guidance on how to measure fair value and what disclosures to provide about fair value measurements. The ASU is largely consistent with existing fair value measurement principles in U.S. GAAP; however, it expands existing disclosure requirements for fair value measurements and makes other amendments, many of which eliminate unnecessary wording differences between U.S. GAAP and IFRS. This ASU is effective for interim and annual periods beginning after December 15, 2011 (calendar year 2012). The Company does not expect the adoption of this standard to have a material effect on its consolidated financial statements.

        In June 2011, the FASB issued ASU 2011-05, "Presentation of Comprehensive Income," to eliminate the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity and require that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both options, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income," to effectively defer the changes from ASU 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to redeliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements. This standard is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 (calendar year 2012) and must be applied retrospectively to all periods upon adoption. The Company anticipates that the adoption of this standard will change the presentation of its consolidated financial statements.

        In September 2011, the FASB issued ASU 2011-08, "Testing Goodwill for Impairment," which gives entities testing goodwill for impairment the option of performing a qualitative assessment before calculating the fair value of a reporting unit in Step 1 of the goodwill impairment test. If entities determine, on the basis of qualitative factors, that the fair value of a reporting unit is more likely than not greater than its carrying amount, the two-step impairment test would not be required. Otherwise, further testing would be needed. This ASU is effective for interim and annual periods beginning after December 15, 2011 (calendar year 2012). Early adoption is permitted. The Company adopted the provisions of this standard during the fourth quarter of 2011. The adoption of this standard did not have a material impact on the Company's consolidated financial statements.

Acquisition of ServiceMaster	12 Months Ended
Dec. 31, 2011
Acquisition of ServiceMaster
Acquisition of ServiceMaster

Note 2. Acquisition of ServiceMaster

        On the Closing Date, ServiceMaster was acquired pursuant to the Merger, and, immediately following the completion of the Merger, all of the outstanding common stock of Holdings, the ultimate parent company of ServiceMaster, was owned by investment funds sponsored by, or affiliated with, the Equity Sponsors.

        Equity contributions totaling $1.431 billion, together with (i) borrowings under a then new $1.150 billion senior unsecured interim loan facility, (the "Interim Loan Facility"), (ii) borrowings under a then new $2.650 billion senior secured term loan facility, and (iii) cash on hand at ServiceMaster, were used, among other things, to finance the aggregate Merger consideration, to make payments in satisfaction of other equity-based interests in ServiceMaster under the Merger agreement, to settle existing interest rate swaps, to redeem or provide for the repayment of certain of the Company's existing indebtedness and to pay related transaction fees and expenses. In addition, letters of credit issued under a new $150.0 million pre-funded letter of credit facility were used to replace and/or secure letters of credit previously issued under a ServiceMaster credit facility that was terminated as of the Closing Date. On the Closing Date, the Company also entered into, but did not then draw under, the Revolving Credit Facility.

        In connection with the Merger and the related transactions (the "Transactions"), ServiceMaster retired certain of its existing indebtedness, including ServiceMaster's $179.0 million, 7.875 percent notes due August 15, 2009 (the "2009 Notes"). On the Closing Date, the 2009 Notes were called for redemption and they were redeemed on August 29, 2007. Additionally, the Company utilized a portion of the proceeds from the Term Facilities to repay at maturity ServiceMaster's $49.2 million, 6.95 percent notes due August 15, 2007 (the "2007 Notes").

        The Interim Loan Facility matured on July 24, 2008. On the maturity date, outstanding amounts under the Interim Loan Facility were converted on a one-to-one basis into the 2015 Notes. The 2015 Notes were issued pursuant to a refinancing indenture. In connection with the issuance of the 2015 Notes, ServiceMaster entered into the Registration Rights Agreement, pursuant to which ServiceMaster filed with the SEC a registration statement with respect to the resale of the 2015 Notes, which was declared effective on January 16, 2009. ServiceMaster deregistered the 2015 Notes in accordance with the terms of the Registration Rights Agreement, and the effectiveness of the registration statement was terminated on November 19, 2009. See Note 12 for a description of the Company's indebtedness.

        Upon consummation of the Merger, ServiceMaster de-listed its shares of common stock from the New York Stock Exchange (the "NYSE") and deregistered under Section 12 of the Securities Exchange Act of 1934. The last day of trading of ServiceMaster common stock on the NYSE was July 24, 2007.

Business Segment Reporting	12 Months Ended
Dec. 31, 2011
Business Segment Reporting
Business Segment Reporting

Note 3. Business Segment Reporting

        The business of the Company is conducted through five reportable segments: TruGreen, Terminix, American Home Shield, ServiceMaster Clean and Other Operations and Headquarters.

        In accordance with accounting standards for segments, the Company's reportable segments are strategic business units that offer different services. The TruGreen segment provides residential and commercial lawn care services. The Terminix segment provides termite and pest control services to residential and commercial customers. The American Home Shield segment provides home service contracts to consumers that cover heating, ventilation, air conditioning, plumbing and other home systems and appliances. The ServiceMaster Clean segment provides residential and commercial disaster restoration and cleaning services primarily under the ServiceMaster and ServiceMaster Clean brand names, on-site furniture repair and restoration services primarily under the Furniture Medic brand name and home inspection services primarily under the AmeriSpec brand name. The Other Operations and Headquarters segment includes the franchised and Company-owned operations of Merry Maids, which provides house cleaning services. The Other Operations and Headquarters segment also includes SMAC, our financing subsidiary exclusively dedicated to providing financing to our franchisees and retail customers of our operating units, and the Company's headquarters operations, which provide various technology, marketing, finance, legal and other support services to the business units.

        Information regarding the accounting policies used by the Company is described in Note 1. The Company derives substantially all of its revenue from customers and franchisees in the United States with less than two percent generated in foreign markets. Operating expenses of the business units consist primarily of direct costs. Identifiable assets are those used in carrying out the operations of the business unit and include intangible assets directly related to its operations.

        Segment information for continuing operations is presented below:

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Operating Revenue:
TruGreen	$1,100,741	$1,096,667	$1,048,936
Terminix	1,193,075	1,157,346	1,089,072
American Home Shield	686,737	656,572	630,251
ServiceMaster Clean	138,691	132,132	125,614
Other Operations and Headquarters	86,628	84,677	84,012

Total Operating Revenue	$3,205,872	$3,127,394	$2,977,885

Operating Income (Loss):(1)(2)(3)
TruGreen	$129,324	$112,312	$64,897
Terminix	220,622	199,750	184,131
American Home Shield	94,869	68,380	70,253
ServiceMaster Clean	57,674	55,450	50,456
Other Operations and Headquarters	(127,029)	(129,200)	(125,903)

Total Operating Income	$375,460	$306,692	$243,834

Identifiable Assets:
TruGreen	$2,087,055	$2,103,341	$2,108,908
Terminix	2,601,869	2,615,388	2,584,937
American Home Shield	954,599	956,089	977,217
ServiceMaster Clean	370,526	385,287	388,847
Other Operations and Headquarters	1,132,757	954,583	950,593

Total Identifiable Assets(4)	$7,146,806	$7,014,688	$7,010,502

Depreciation & Amortization Expense:
TruGreen	$41,929	$66,069	$87,726
Terminix	75,347	67,761	63,277
American Home Shield	27,331	42,259	41,728
ServiceMaster Clean	6,150	7,106	8,243
Other Operations and Headquarters	12,679	13,430	13,818

Total Depreciation & Amortization Expense(5)	$163,436	$196,625	$214,792

Capital Expenditures:
TruGreen	$44,714	$49,014	$28,792
Terminix	23,457	32,380	17,728
American Home Shield	17,529	8,031	1,820
ServiceMaster Clean	935	435	232
Other Operations and Headquarters	9,905	44,374	7,432

Total Capital Expenditures	$96,540	$134,234	$56,004

(1)
Presented below is a reconciliation of segment operating income to income (loss) from continuing operations before income taxes:

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Total Segment Operating Income	$375,460	$306,692	$243,834
Non-operating Expense (Income):
Interest expense	273,123	286,933	299,333
Interest and net investment income	(10,886)	(9,358)	(7,079)
Loss (gain) on extinguishment of debt	774	—	(46,106)
Other expense	700	733	748

Income (Loss) from Continuing Operations before Income Taxes	$111,749	$28,384	$(3,062)

(2)
As described in Note 1, includes pre-tax non-cash impairment charges of $36.7 million and $26.6 million recorded in the years ended December 31, 2011 and 2009, respectively, to reduce the carrying value of trade names as a result of the Company's annual impairment testing of goodwill and indefinite-lived intangible assets. There were no similar impairment charges included in continuing operations in 2010. See Note 1 for a summary of the trade name impairment charges by segment.

(3)
Includes restructuring charges related to a reorganization of field leadership and a restructuring of branch operations at TruGreen, a branch optimization project at Terminix, information technology outsourcing and an initiative to enhance capabilities and reduce costs in our centers of excellence at Other Operations and Headquarters, Merger related charges and other restructuring costs. Presented below is a summary of restructuring charges (credits) by segment:

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Restructuring charges (credits):
TruGreen	$1,115	$6,922	$8,717
Terminix	3,560	3,491	3,390
American Home Shield	—	(127)	147
ServiceMaster Clean	36	71	—
Other Operations and Headquarters	3,451	1,091	14,428

Total restructuring charges	$8,162	$11,448	$26,682

(4)
Assets of discontinued operations are not included in the business segment table.

(5)
There are no adjustments necessary to reconcile total depreciation and amortization as presented in the business segment table to the consolidated totals. Amortization of debt issue costs is not included in the business segment table.

        The Other Operations and Headquarters segment includes the operations of Merry Maids, as well as the Company's headquarters function. The Merry Maids operations reported revenue of $81.0 million, $78.6 million and $78.0 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Merry Maids operations reported operating income of $18.0 million, $16.9 million and $8.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

        See Note 4 for information relating to segment goodwill.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets
Goodwill and Intangible Assets

Note 4. Goodwill and Intangible Assets

        In accordance with applicable accounting standards, goodwill and intangible assets that are not amortized are subject to assessment for impairment by applying a fair-value based test on an annual basis or more frequently if circumstances indicate a potential impairment. As described in Note 1, the 2011 and 2009 results include pre-tax non-cash impairment charges of $36.7 million and $26.6 million, respectively, to reduce the carrying value of trade names as a result of the Company's annual impairment testing of goodwill and indefinite-lived intangible assets. There were no similar impairment charges included in continuing operations in 2010.

        During the years ended December 31, 2011 and 2010, the increase in goodwill and other intangible assets related primarily to tuck-in acquisitions completed throughout the period by Terminix, TruGreen and Merry Maids.

        The table below summarizes the goodwill balances by segment for continuing operations:

(In thousands)	TruGreen	Terminix	American Home Shield	ServiceMaster Clean	Other Operations & Headquarters	Total
Balance at Dec. 31, 2009	$1,178,436	$1,361,698	$348,010	$135,713	$51,996	$3,075,853
Acquisitions	12,655	36,287	—	—	1,214	50,156
Other(1)	(20)	(571)	(227)	181	(79)	(716)

Balance at Dec. 31, 2010	1,191,071	1,397,414	347,783	135,894	53,131	3,125,293
Acquisitions	11,682	27,789	—	—	—	39,471
Other(1)	(831)	(685)	(210)	(217)	(841)	(2,784)

Balance at Dec. 31, 2011	$1,201,922	$1,424,518	$347,573	$135,677	$52,290	$3,161,980

(1)
Reflects the impact of the amortization of tax deductible goodwill and foreign exchange rate changes. For 2011, the amount shown in the Other Operations & Headquarters column also reflects $0.8 million related to the sale of certain Merry Maids company-owned branches to existing and new franchisees.

        There were no accumulated impairment losses as of December 31, 2011.

        The table below summarizes the other intangible asset balances for continuing operations:

	December 31, 2011			December 31, 2010
(In thousands)	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Trade names(1)	$2,333,500	$—	$2,333,500	$2,370,200	$—	$2,370,200
Customer relationships	683,324	(539,638)	143,686	668,649	(464,056)	204,593
Franchise agreements	88,000	(42,406)	45,594	88,000	(35,272)	52,728
Other	58,471	(37,712)	20,759	55,024	(29,034)	25,990

Total	$3,163,295	$(619,756)	$2,543,539	$3,181,873	$(528,362)	$2,653,511

(1)
Not subject to amortization.

        Amortization expense of $91.4 million, $136.0 million and $158.8 million was recorded in the years ended December 31, 2011, 2010 and 2009, respectively. For the existing intangible assets, the Company anticipates amortization expense of $63.5 million, $50.1 million, $43.0 million, $23.4 million and $5.0 million in 2012, 2013, 2014, 2015 and 2016, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

Note 5. Income Taxes

        As of December 31, 2011, 2010 and 2009, the Company had $9.0 million, $13.7 million and $15.4 million, respectively, of tax benefits primarily reflected in state tax returns that have not been recognized for financial reporting purposes ("unrecognized tax benefits"). At December 31, 2011 and 2010, $9.0 million and $13.7 million, respectively, of unrecognized tax benefits would impact the effective tax rate if recognized. A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	Year Ended Dec. 31,
(In millions)	2011	2010	2009
Gross unrecognized tax benefits at beginning of period	$13.7	$15.4	$14.2
Increases in tax positions for prior years	1.1	0.3	3.3
Decreases in tax positions for prior years	(2.1)	(1.9)	(3.3)
Increases in tax positions for current year	1.1	1.0	2.6
Lapse in statute of limitations	(4.8)	(1.1)	(1.4)

Gross unrecognized tax benefits at end of period	$9.0	$13.7	$15.4

        Up to $1.6 million of the Company's unrecognized tax benefits could be recognized within the next 12 months. As of December 31, 2010, the Company believed that it was reasonably possible that a decrease of up to $8.0 million in unrecognized tax benefits would have occurred during the year ended December 31, 2011. During the year ended December 31, 2011 unrecognized tax benefits actually decreased by $6.9 million as a result of the closing of certain federal and state audits and the expiration of statutes of limitation.

        The Company files consolidated and separate income tax returns in the United States federal jurisdiction and in many state and foreign jurisdictions. The Company has been audited by the United States Internal Revenue Service ("IRS") through its year ended December 31, 2009, and is no longer subject to state and local or foreign income tax examinations by tax authorities for years before 2001.

        In the ordinary course of business, the Company is subject to review by domestic and foreign taxing authorities. For U.S. federal income tax purposes, the Company participates in the IRS's Compliance Assurance Process whereby its U.S. federal income tax returns are reviewed by the IRS both prior to and after their filing. The U.S. federal income tax returns filed by the Company through the year ended December 31, 2009 have been audited by the IRS. In the third quarter of 2010, the IRS completed the audits of the Company's tax returns for the year ended December 31, 2009 with no adjustments or additional payments. The Company's tax returns for the year ended December 31, 2010 are under audit, which is expected to be completed during the second quarter of 2012. The IRS commenced examinations of the Company's U.S. federal income tax returns for 2011 in the first quarter of 2011. The examination is anticipated to be completed by the second quarter of 2013. Eight state tax authorities are in the process of auditing state income tax returns of various subsidiaries.

        The Company's policy is to recognize potential interest and penalties related to its tax positions within the tax provision. During the years ended December 31, 2011 and 2010, the Company reversed interest expense of $1.7 million and $0.6 million, respectively, through the tax provision. During the year ended December 31, 2009, the Company recognized interest expense of $0.6 million through the tax provision. During the year ended December 31, 2011, the Company reversed penalties of $0.3 million through the tax provision. No tax penalties were recorded through the provision during the years ended December 31, 2010 or 2009. As of December 31, 2011 and 2010, the Company had accrued for the payment of interest and penalties of $1.4 million and $3.5 million, respectively.

        The components of our income from continuing operations before income taxes are as follows:

	Year Ended Dec. 31,
	2011	2010	2009
U.S.	108,603	22,877	(10,579)
Foreign	3,146	5,507	7,517

Total	111,749	28,384	(3,062)

        The reconciliation of income tax computed at the U.S. federal statutory tax rate to the Company's effective income tax rate for continuing operations is as follows:

	Year Ended Dec. 31,
	2011	2010	2009
Tax at U.S. federal statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of U.S. federal benefit	1.8	0.4	187.3
Tax credits	(2.3)	(9.2)	56.1
Permanent items	1.5	9.2	16.4
Unremitted foreign earnings	—	4.5	41.4
Other, including foreign rate differences and reserves	3.3	(1.3)	(35.6)

Effective rate	39.3%	38.6%	300.6%

        In the effective tax rate reconciliation above, the state rate benefit for the year ended December 31, 2009 is primarily the result of a change in the state tax rates used to measure deferred taxes.

        The effective tax rate for discontinued operations for the years ended December 31, 2011, 2010 and 2009, was a tax benefit of 42.3 percent, 35.9 percent and 35.9 percent, respectively.

        Income tax expense from continuing operations is as follows:

	2011
(In thousands)	Current	Deferred	Total
U.S. federal	$2,103	$39,946	$42,049
Foreign	3,284	(3,984)	(700)
State and local	3,477	(914)	2,563

	$8,864	$35,048	$43,912

	2010
	Current	Deferred	Total
U.S. federal	$574	$8,446	$9,020
Foreign	1,847	259	2,106
State and local	4,069	(4,250)	(181)

	$6,490	$4,455	$10,945

	2009
	Current	Deferred	Total
U.S. federal	$(6,708)	3,589	$(3,119)
Foreign	2,356	629	2,985
State and local	14,254	(23,324)	(9,070)

	$9,902	$(19,106)	$(9,204)

        Deferred income tax expense results from timing differences in the recognition of income and expense for income tax and financial reporting purposes. Deferred income tax balances reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. The deferred tax asset primarily reflects the impact of future tax deductions related to the Company's accruals and certain net operating loss carryforwards. The deferred tax liability is primarily attributable to the basis differences related to intangible assets. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. The valuation allowance for deferred tax assets as of December 31, 2011 was $6.3 million. The net change in the total valuation allowance for the year ended December 31, 2011 was a decrease of $9.2 million and was primarily attributable to the reduction of net operating loss carryforwards and other tax attributes related to the dissolution of certain subsidiaries.

        Significant components of the Company's deferred tax balances are as follows:

	December 31,
(In thousands)	2011	2010
Deferred tax assets (liabilities):
Current:
Prepaid expenses	$(14,240)	$(21,182)
Receivables allowances	13,343	12,446
Accrued insurance expenses	8,231	5,245
Current reserves	5,398	5,986
Accrued expenses and other	27,337	9,091
Net operating loss and tax credit carryforwards	50,540	—
Less valuation allowance	—	(28)

Total current asset	90,609	11,558

Long-Term:
Intangible assets(1)	(1,061,604)	(1,043,910)
Accrued insurance expenses	4,640	5,770
Net operating loss and tax credit carryforwards	102,558	141,706
Other long-term obligations	(76,011)	(23,128)
Less valuation allowance	(6,276)	(15,409)

Total long-term liability	(1,036,693)	(934,971)

Net deferred tax liability	$(946,084)	$(923,413)

(1)
The deferred tax liability relates primarily to the difference in the tax versus book basis of intangible assets. The majority of this liability will not actually be paid unless certain business units of the Company are sold.

        As of December 31, 2011, the Company had deferred tax assets, net of valuation allowances, of $137.7 million for federal and state net operating loss and capital loss carryforwards which expire at various dates up to 2031. The Company also had deferred tax assets, net of valuation allowances, of $9.1 million for federal and state credit carryforwards which expire at various dates up to 2031.

        The Company has historically determined that the undistributed earnings of foreign subsidiaries will be repatriated to the U.S. There was no net deferred tax liability recorded as of December 31, 2010, related to such undistributed earnings due to the existence of available foreign tax credits. For the year ended December 31, 2011, the Company reorganized certain foreign subsidiaries in conjunction with its international growth initiatives and evaluated its liquidity requirements in the U.S. and the capital requirements of its foreign subsidiaries. Based on these factors, the Company has determined that undistributed earnings of foreign subsidiaries will no longer be repatriated. Accordingly, the Company has not recorded deferred taxes for U.S. income or foreign withholding taxes on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. The amount of such undistributed earnings totaled $22.0 million as of December 31, 2011 and any tax liability is expected to be offset by available foreign tax credits. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable due to the complexities of the hypothetical calculation.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions
Acquisitions

Note 6. Acquisitions

        Acquisitions have been accounted for using the acquisition method and, accordingly, the results of operations of the acquired businesses have been included in the Company's Consolidated Financial Statements since their dates of acquisition. The assets and liabilities of these businesses were recorded in the financial statements at their estimated fair values as of the acquisition dates.

Current Year

        During the year ended December 31, 2011, the Company completed several lawn care and pest control and termite acquisitions for a total net purchase price of $57.1 million. Related to these acquisitions, the Company recorded goodwill of $39.5 million and other intangibles of $16.2 million.

Prior Years

        During the year ended December 31, 2010 and 2009, the Company completed several lawn care and pest control and termite acquisitions, along with several Merry Maids' franchise acquisitions, for a total net purchase price of $70.9 million and $35.7 million, respectively. Related to these acquisitions, the Company recorded goodwill of $50.2 million and $28.8 million and other intangibles of $17.6 million and $9.1 million in 2010 and 2009, respectively.

Cash Flow Information for Acquisitions

        Supplemental cash flow information regarding the Company's acquisitions, excluding the Merger, is as follows:

	Year Ended December 31,
(In thousands)	2011	2010	2009
Purchase price (including liabilities assumed)	$58,844	$73,142	$37,722
Less liabilities assumed	(1,700)	(2,243)	(2,070)

Net purchase price	$57,144	$70,899	$35,652

Net cash paid for acquisitions	$44,365	$57,941	$32,647
Seller financed debt	12,779	12,958	3,005

Payment for acquisitions	$57,144	$70,899	$35,652

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations
Discontinued Operations

Note 7. Discontinued Operations

        In the first quarter of 2011, ServiceMaster concluded that TruGreen LandCare did not fit within the long-term strategic plans of the Company and committed to a plan to sell the business. On April 21, 2011, the Company entered into a purchase agreement to sell the TruGreen LandCare business, and the disposition was effective as of April 30, 2011. As a result of the decision to sell this business, a $34.2 million impairment charge ($21.0 million, net of tax) was recorded in loss from discontinued operations, net of income taxes, in the first quarter of 2011 to reduce the carrying value of TruGreen LandCare's assets to their estimated fair value less cost to sell in accordance with applicable accounting standards. Upon completion of the sale, a $6.2 million loss on sale ($1.9 million, net of tax) was recorded. The loss on the disposition of the TruGreen LandCare business continues to be subject to certain post-closing adjustments and disputes, and such adjustments could be significant to the sale price.

        The carrying amounts of the major classes of assets and liabilities for TruGreen LandCare are presented below.

As of December 31,	2011	2010
Assets:
Receivables, net	$—	$27,732
Inventories and other current assets	—	23,245

Total Current Assets	—	50,977

Net property and equipment	—	22,498
Goodwill and intangible assets, net	—	9,899

Total Assets	$—	$83,374

Liabilities:
Current liabilities	$268	$15,496
Long-term liabilities	—	1,952

Total Liabilities	$268	$17,448

        In 2010 and 2009 the Company recorded pre-tax non-cash impairment charges of $46.9 million ($28.7 million, net of tax) and $1.4 million ($0.9 million, net of tax), respectively, associated with the goodwill and trade name at its TruGreen LandCare business in (loss) income from discontinued operations, net of income taxes.

Financial Information for Discontinued Operations

        (Loss) income from discontinued operations, net of income taxes, for all periods presented includes the operating results of TruGreen LandCare and the other previously sold businesses. The operating results of discontinued operations are as follows:

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Operating Results:
Operating revenue	$75,765	$238,508	$262,258
Operating (loss) income(1)	(40,620)	(49,971)	11,468
(Benefit) provision for income taxes(1)	(15,461)	(17,973)	4,115

Operating (loss) income, net of income taxes(1)	(25,159)	(31,998)	7,353
Loss on sale, net of income taxes	(1,857)	—	—

(Loss) income from discontinued operations, net of income taxes(1)	$(27,016)	$(31,998)	$7,353

(1)
During 2011, a pre-tax non-cash impairment charge of $34.2 million ($21.0 million, net of tax) was recorded to reduce the carrying value of TruGreen LandCare's assets to their estimated fair value less cost to sell in accordance with applicable accounting standards. Also includes goodwill and trade name impairments of $46.9 million ($28.7 million, net of tax) and $1.4 million ($0.9 million, net of tax) in 2010 and 2009, respectively.

        The table below summarizes the activity during the year ended December 31, 2011 for the remaining liabilities from operations that were discontinued in years prior to 2011. The remaining obligations primarily relate to long-term self-insurance claims. The Company believes that the remaining reserves continue to be adequate and reasonable.

(In thousands)	Balance at Dec. 31, 2010	Cash Payments or Other	Expense/ (Income)	Balance at Dec. 31, 2011
Remaining liabilities of discontinued operations:
ARS/AMS	$219	$35	$(26)	$228
LandCare Construction	656	(612)	(44)	—
LandCare utility line clearing business	771	(771)	—	—
Certified Systems, Inc. and other	1,905	(50)	245	2,100
InStar	149	31	99	279

Total liabilities of discontinued operations	$3,700	$(1,367)	$274	$2,607

Restructuring Charges	12 Months Ended
Dec. 31, 2011
Restructuring Charges
Restructuring Charges

Note 8. Restructuring Charges

        The Company incurred restructuring charges of $8.2 million ($5.0 million, net of tax), $11.4 million ($7.0 million, net of tax) and $26.7 million ($16.4 million, net of tax) for the years ended December 31, 2011, 2010 and 2009, respectively. Restructuring charges were comprised of the following:

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
TruGreen reorganization and restructuring(1)	$1,115	$6,922	$8,717
Information technology outsourcing(2)	—	—	9,861
Terminix branch optimization(3)	3,560	2,352	3,219
Centers of excellence initiative(4)	3,416	—	—
Merger related charges(5)	—	1,208	2,321
Other(6)	71	966	2,564

Total restructuring charges	$8,162	$11,448	$26,682

(1)
Represents restructuring charges related to a reorganization of field leadership and a restructuring of branch operations. For the year ended December 31, 2011 these charges included severance and lease termination costs of $0.8 million and $0.3 million, respectively. For the years ended December 31, 2010 and 2009, these charges included consulting fees of $4.7 million and $6.3 million, respectively and severance, lease termination and other costs of $2.2 million and $2.4 million, respectively.

(2)
On December 11, 2008, the Company entered into an agreement with IBM pursuant to which IBM provides information technology operations and applications development services to the Company. These services were phased in during the first half of 2009. For the year ended December 31, 2009, these charges included transition fees paid to IBM of $7.6 million, employee retention and severance costs of $1.3 million and consulting and other costs of $1.0 million.

(3)
Represents restructuring charges related to a branch optimization project. For the year ended December 31, 2011, these charges included severance and lease termination costs of $0.1 million and $3.5 million, respectively. For the year ended December 31, 2010, these charges were comprised of lease termination costs. For the year ended December 31, 2009, these charges included lease termination costs of $2.9 million and severance costs of $0.3 million.

(4)
Represents restructuring charges related to an initiative to enhance capabilities and reduce costs in our centers of excellence. For the year ended December 31, 2011, these charges included consulting and severance costs of $1.5 million and $1.9 million, respectively.

(5)
Included severance, retention, legal fees and other costs associated with the Merger.

(6)
For the year ended December 31, 2011, these charges included reserve adjustments. For the year ended December 31, 2010, these charges included reserve adjustments of $0.6 million and severance and retention of $0.4 million. For the year ended December 31, 2009 these charges related to previous restructuring initiatives and included adjustments to lease termination reserves of $0.3 million, employee retention and severance costs of $0.6 million and consulting and other costs of $1.7 million.

        The pretax charges discussed above are reported in the "Restructuring charges" line in the Consolidated Statements of Operations.

        A reconciliation of the beginning and ending balances of accrued restructuring charges, which are included in Accrued Liabilities—Other on the Consolidated Statements of Financial Position, is presented as follows:

(In thousands)	Accrued Restructuring Charges
Balance as of December 31, 2009	$7,437
Costs incurred	11,448
Costs paid or otherwise settled	(15,343)

Balance as of December 31, 2010	3,542
Costs incurred	8,162
Costs paid or otherwise settled	(7,814)

Balance as of December 31, 2011	$3,890

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

Note 9. Commitments and Contingencies

        The Company leases certain property and equipment under various operating lease arrangements. Most of the property leases provide that the Company pay taxes, insurance and maintenance applicable to the leased premises. As leases for existing locations expire, the Company expects to renew the leases or substitute another location and lease.

        Rental expense for the years ended December 31, 2011, 2010 and 2009 was $76.7 million, $104.7 million and $106.9 million, respectively. Based on leases in place as of December 31, 2011, future long-term non-cancelable operating lease payments will be approximately $42.6 million in 2012, $33.0 million in 2013, $23.0 million in 2014, $14.5 million in 2015, $9.9 million in 2016 and $20.8 million in 2017 and thereafter.

        A portion of the Company's vehicle fleet and some equipment are leased through month-to-month operating leases, cancelable at the Company's option. There are residual value guarantees by the Company (ranging from 70 percent to 84 percent of the estimated terminal value at the inception of the lease depending on the agreement) relative to these vehicles and equipment, which historically have not resulted in significant net payments to the lessors. The fair value of the assets under all of the fleet and equipment leases is expected to substantially mitigate the Company's guarantee obligations under the agreements. As of December 31, 2011, the Company's residual value guarantees related to the leased assets totaled $32.2 million for which the Company has recorded as a liability the estimated fair value of these guarantees of $0.7 million in the Consolidated Statements of Financial Position.

        Certain of the Company's assets, including a call center facility and equipment, are leased under capital leases with $12.2 million in remaining lease obligations as of December 31, 2011. Based on leases in place as of December 31, 2011, future lease payments under capital leases will be approximately $4.1 million in 2012, $2.6 million in 2013, $2.8 million in 2014, $2.0 million in 2015, $0.6 million in 2016 and $0.1 million in 2017 and thereafter.

        In the normal course of business, the Company periodically enters into agreements that incorporate indemnification provisions. While the maximum amount to which the Company may be exposed under such agreements cannot be estimated, the Company does not expect these guarantees and indemnifications to have a material effect on the Company's business, financial condition, results of operations or cash flows.

        The Company carries insurance policies on insurable risks at levels which it believes to be appropriate, including workers' compensation, auto and general liability risks. The Company purchases insurance policies from third party insurance carriers, which typically incorporate significant deductibles or self-insured retentions. The Company is responsible for all claims that fall below the retention limits. In determining the Company's accrual for self-insured claims, the Company uses historical claims experience to establish both the current year accrual and the underlying provision for future losses. This actuarially determined provision and related accrual includes known claims, as well as incurred but not reported claims. The Company adjusts its estimate of accrued self-insured claims when required to reflect changes based on factors such as changes in health care costs, accident frequency and claim severity.

        A reconciliation of the beginning and ending accrued self-insured claims, which are included in Accrued liabilities—Self-insured claims and related expenses and Other long-term obligations, primarily self-insured claims on the Consolidated Statements of Financial Position, is presented as follows:

(In thousands)	Accrued Self-insured Claims
Balance as of December 31, 2009	$130,932
Provision for self-insured claims(1)	31,378
Cash payments	(40,618)

Balance as of December 31, 2010	$121,692
Provision for self-insured claims(1)	26,052
Cash payments	(39,662)

Balance as of December 31, 2011	$108,082

(1)
For the years ending December 31, 2011, 2010 and 2009, provisions for uninsured claims of $1.8 million, $5.7 million and $6.7 million, respectively, are included in (loss) income from discontinued operations, net of income taxes in the Consolidated Statements of Operations.

        Accruals for home service contract claims in the American Home Shield business are made based on the Company's claims experience and actuarial projections. Termite damage claim accruals are recorded based on both the historical rates of claims incurred within a contract year and the cost per claim. Current activity could differ causing a change in estimates. The Company has certain liabilities with respect to existing or potential claims, lawsuits and other proceedings. The Company accrues for these liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. Any resulting adjustments, which could be material, are recorded in the period the adjustments are identified.

        The Company has guarantees on certain bonds issued on behalf of divested companies associated with TruGreen LandCare, primarily performance type bonds. The maximum payments the Company could be required to make if the buyer of the divested companies is unable to fulfill their obligations is approximately $11.9 million as of December 31, 2011. The TruGreen LandCare purchase agreement requires that the buyer replace the bonds at the bond's expiration date. Substantially all of the bonds are scheduled to expire prior to 2015, but may be extended depending on the completion of the related projects. The fair value of the Company's obligations related to these guarantees is not significant and no liability has been recorded.

        In the ordinary course of conducting business activities, the Company and its subsidiaries become involved in judicial, administrative and regulatory proceedings involving both private parties and governmental authorities. These proceedings include, on an individual, collective, representative and class action basis, regulatory, insured and uninsured employment, general and commercial liability, wage and hour and environmental proceedings. The Company has entered into settlement agreements in certain cases, including with respect to putative collective and class actions, which are subject to court approval. If one or more of the Company's settlements are not finally approved, the Company could have additional or different exposure, which could be material. At this time, the Company does not expect any of these proceedings to have a material effect on its reputation, business, financial position, results of operations or cash flows; however, the Company can give no assurance that the results of any such proceedings will not materially affect its reputation, business, financial position, results of operations and cash flows.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions
Related Party Transactions

Note 10. Related Party Transactions

        In connection with the Merger and the related transactions, the Company entered into a consulting agreement with CD&R under which CD&R provided the Company with on-going consulting and management advisory services. The annual management fee payable under the consulting agreement with CD&R is $6.25 million. Under this agreement, the Company recorded management fees in each of the years ended December 31, 2011, 2010 and 2009 of $6.25 million, which is included in Selling and administrative expenses in the Consolidated Statements of Operations. The consulting agreement also provides that CD&R may receive additional fees in connection with certain subsequent financing and acquisition or disposition transactions. The consulting agreement will terminate on July 24, 2017, unless terminated earlier at CD&R's election.

        In addition, in August 2009, the Company entered into consulting agreements with Citigroup, BAS and JPMorgan, each of which is an Equity Sponsor or an affiliate of an Equity Sponsor. Under the consulting agreements, Citigroup, BAS and JPMorgan each provide the Company with on-going consulting and management advisory services through June 30, 2016 or the earlier termination of the existing consulting agreement between the Company and CD&R. On September 30, 2010, Citigroup transferred the management responsibility for certain investment funds that own shares of common stock of Holdings to StepStone and Lexington Partners Advisors LP. Citigroup also assigned its obligations and rights under its consulting agreement to StepStone, and beginning in the fourth quarter of 2010, the consulting fee otherwise payable to Citigroup became payable to StepStone. The Company paid annual management fees of $0.5 million, $0.5 million and $0.25 million to StepStone, BAS and JPMorgan, respectively. The Company recorded consulting fees related to these agreements in each of the years ended December 31, 2011, 2010 and 2009 of $1.25 million, which is included in Selling and administrative expenses in the Consolidated Statements of Operations. As of December 22, 2011, Holdings purchased from BAS 7.5 million shares of capital stock of Holdings. Effective January 1, 2012, the annual management fee payable to BAS was reduced to $0.25 million.

        In 2008 and 2009, Holdings completed open market purchases totaling $65.0 million in face value of the 2015 Notes for a cost of $21.4 million. On December 21, 2011, the Company purchased from Holdings and retired $65.0 million in face value of the 2015 Notes for an aggregate purchase price of $68.0 million, which included payment of accrued interest of $3.0 million. During the years ended December 31, 2011, 2010 and 2009, the Company recorded interest expense of $6.8 million, $7.0 million and $6.9 million, respectively, related to 2015 Notes held by Holdings. During the years ended December 31, 2011, 2010 and 2009, the Company paid interest to Holdings in the amount of $10.0 million, $7.0 million and $6.5 million, respectively. Interest accrued by the Company and payable to Holdings as of December 31, 2010 amounted to $3.2 million. As a result of the purchase of the 2015 Notes from Holdings, the Company did not have interest payable to Holdings as of December 31, 2011.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans
Employee Benefit Plans

Note 11. Employee Benefit Plans

        Effective January 2, 2007, the Company approved a long-term incentive plan (the "LTIP") designed to reward certain employees based on the accumulated three-year Company financial performance against pre-tax income and revenue goals. Pursuant to the LTIP, the awards would be paid out in cash at the end of a three-year performance period, if certain performance measures were achieved. The costs of the awards were recognized over the performance period and were included in selling and administrative expenses in the Consolidated Statements of Operations. During 2009, the Company determined that the three year financial performance measures had not been achieved and reversed reserves related to the Plan in the amount of $4.4 million. The LTIP was terminated as of December 31, 2009.

        Discretionary contributions to qualified profit sharing and non-qualified deferred compensation plans were made in the amount of $15.7 million, $13.9 million and $12.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt
Long-Term Debt

Note 12. Long-Term Debt

        Long-term debt as of December 31, 2011 and December 31, 2010 is summarized in the following table:

(In thousands)	2011	2010
Senior secured term loan facility maturing in 2014	$2,530,750	$2,557,250
10.75% senior notes maturing in 2015	996,000	1,061,000
Revolving credit facility maturing in 2017	—	—
7.10% notes maturing in 2018(1)	67,474	65,549
7.45% notes maturing in 2027(1)	153,225	150,555
7.25% notes maturing in 2038(1)	61,441	60,633
Other	66,980	53,500
Less current portion	(51,838)	(49,412)

Total long-term debt	$3,824,032	$3,899,075

(1)
The increase in the balance from 2010 to 2011 reflects the amortization of fair value adjustments related to purchase accounting, which increases the effective interest rate from the coupon rates shown above.

        In connection with the completion of the Transactions, the Company entered into (i) the senior secured term loan facility, (ii) the Interim Loan Facility, (iii) the Revolving Credit Facility and (iv) a new synthetic letter of credit facility in an aggregate principal amount of $150.0 million. Additionally, the Company repaid certain of its existing indebtedness, including the 2009 Notes. The 2009 Notes were called for redemption on the Closing Date and were redeemed on August 29, 2007. Additionally, the Company utilized a portion of the proceeds from the Term Facilities described and defined below to repay at maturity the 2007 Notes. The debt issuance costs related to the Merger have been capitalized and these costs are being amortized to interest expense over the terms of the underlying debt instruments.

Term Facilities

        On the Closing Date, in connection with the completion of the Merger, ServiceMaster became obligated under the Term Facilities. The Term Facilities consist of (i) the senior secured term loan facility ("Term Loan Facility") providing for term loans in an aggregate principal amount of $2.65 billion and (ii) a pre-funded synthetic letter of credit facility in an aggregate principal amount of $150.0 million. As of December 31, 2011, the Company had issued $130.3 million of letters of credit, resulting in unused commitments under the synthetic letter of credit facility of $19.7 million.

        The Term Loan Facility and the guarantees thereof are secured by substantially all of the tangible and intangible assets of ServiceMaster and certain of our domestic subsidiaries, excluding certain subsidiaries subject to regulatory requirements in various states, ("Guarantors"), including pledges of all the capital stock of all direct domestic subsidiaries (other than foreign subsidiary holding companies, which are deemed to be foreign subsidiaries) owned by ServiceMaster or any Guarantor and of up to 65% of the capital stock of each direct foreign subsidiary owned by ServiceMaster or any Guarantor. The Term Loan Facility security interests are subject to certain exceptions, including, but not limited to, exceptions for (i) equity interests, (ii) indebtedness or other obligations of subsidiaries, (iii) real estate or (iv) any other assets, if the granting of a security interest therein would require that any notes issued under ServiceMaster's indenture dated as of August 15, 1997 be secured. The Term Loan Facility is secured on a pari passu basis with the security interests created in the same collateral securing the Revolving Credit Facility.

        The Term Facilities will mature on July 24, 2014. The interest rates applicable to the loans under the Term Facilities are based on a fluctuating rate of interest measured by reference to either, at ServiceMaster's option, (i) an adjusted London inter-bank offered rate (adjusted for maximum reserves), plus a borrowing margin (2.50 percent as of December 31, 2011) or (ii) an alternate base rate, plus a borrowing margin (2.50 percent as of December 31, 2011). The borrowing margin, in each case, will be adjusted from time to time based on the Consolidated Secured Leverage Ratio (as defined in the Term Facilities agreement) for the previous fiscal quarter.

        The Company has entered into various interest rate swap agreements. Under the terms of these agreements, the Company pays a fixed rate of interest on the stated notional amount and the Company receives a floating rate of interest (based on one month or three month LIBOR) on the stated notional amount. Therefore, during the term of the swap agreements, the effective interest rate on the portion of the term loans equal to the stated notional amount is fixed at the stated rate in the interest rate swap agreements plus the incremental borrowing margin (2.50 percent as of December 31, 2011). The changes in interest rate swap agreements in effect for the years ended December 31, 2011, 2010 and 2009, as well as the cumulative interest rate swaps outstanding as of December 31, 2011 and 2010 are as follows:

(In thousands)	Notional Amount	Weighted Average Fixed Rate(1)
Interest rate swap agreements in effect as of December 31, 2008	$1,430,000	3.89%
Entered into effect	—
Expired	—

Interest rate swap agreements in effect as of December 31, 2009	1,430,000	3.89%
Entered into effect	530,000
Expired	(530,000)

Interest rate swap agreements in effect as of December 31, 2010	1,430,000	3.68%
Entered into effect	450,000
Expired	(450,000)

Interest rate swap agreements in effect as of December 31, 2011	$1,430,000	2.84%

(1)
Before the application of the incremental borrowing margin (2.50 percent as of December 31, 2011).

        Interest rate swap agreements in effect as of December 31, 2011 are as follows:

Trade Date	Effective Date		Expiration Date	Notional Amount	Weighted Average Fixed Rate(1)	Floating Rate
February 15, 2008	March 3, 2008		March 3, 2012	$250,000	3.48%	Three month LIBOR
September 15, 2008	October 1, 2008		October 1, 2012	200,000	3.53%	One month LIBOR
April 20, 2009	September 1, 2011	(2)	August 1, 2013	530,000	1.51%	One month LIBOR
June 10, 2010	March, 3, 2011		March 1 ,2013	100,000	1.77%	One month LIBOR
June 10, 2010	September 1, 2011		September 1, 2013	50,000	2.25%	One month LIBOR
June 15, 2010	March 3, 2011		March 1, 2013	150,000	1.66%	One month LIBOR
June 15, 2010	September 1, 2011		September 1, 2013	150,000	2.21%	One month LIBOR
(1)
Before the application of the incremental borrowing margin (2.50 percent as of December 31, 2011).

(2)
In August 2011, the Company amended the terms of a $530.0 million interest rate swap agreement entered into in April 2009. In connection with the amendment, which became effective as of September 1, 2011, the expiration date of the agreement was extended from August 2012 to August 2013 and the fixed rate on the agreement was lowered from 2.55 percent to 1.51 percent.

        In accordance with accounting standards for derivative instruments and hedging activities, and as further described in Note 19, these interest rate swap agreements are classified as cash flow hedges, and, as such, the hedging instruments are recorded on the Consolidated Statements of Financial Position as either an asset or liability at fair value, with the effective portion of the changes in fair value attributable to the hedged risks recorded in accumulated other comprehensive loss.

10.75% Senior Notes and 8% Senior Notes

        On the Closing Date, in connection with the completion of the Merger, ServiceMaster became obligated under the Interim Loan Facility. The Interim Loan Facility matured on July 24, 2008. On the maturity date, outstanding amounts under the Interim Loan Facility were converted on a one to one basis into 2015 Notes. The 2015 Notes were issued pursuant to a refinancing indenture. In connection with the issuance of 2015 Notes, ServiceMaster entered into the Registration Rights Agreement, pursuant to which ServiceMaster filed with the SEC a registration statement with respect to the resale of the 2015 Notes, which was declared effective on January 16, 2009. ServiceMaster deregistered the 2015 Notes in accordance with the terms of the Registration Rights Agreement, and the effectiveness of the registration statement was terminated on November 19, 2009.

        During the first quarter of 2009, the Company completed open market purchases of $89.0 million in face value of the 2015 Notes for a cost of $41.0 million. The debt acquired by the Company has been retired, and the Company has discontinued the payment of interest. The Company recorded a gain on extinguishment of debt of $46.1 million in its Consolidated Statements of Operations for the year ended December 31, 2009 related to these retirements.

        During the fourth quarter of 2011, the Company purchased $65.0 million in face value of the 2015 Notes from Holdings for a cost of $68.0 million, which included payment of accrued interest of $3.0 million. The debt acquired by the Company has been retired, and the Company has discontinued the payment of interest. The Company recorded a loss on extinguishment of debt of $0.8 million in its Consolidated Statements of Operations for the year ended December 31, 2011 for write-offs of unamortized debt issuance costs related to the extinguished debt.

        In February 2012, the Company sold in transactions exempt from registration under the Securities Act of 1933, as amended, $600 million aggregate principal amount of the 2020 Notes. The 2020 Notes will mature on February 15, 2020 and bear interest at a rate of 8 percent per annum. The 2020 Notes are guaranteed on a senior unsecured basis by certain domestic subsidiaries of the Company. The Company used $400 million of the proceeds of the sale of the 2020 Notes, together with available cash, to redeem $400 million in aggregate principal amount of its outstanding 2015 Notes in February 2012 and intends to use the remainder of such proceeds, together with available cash, to redeem an additional $200 million aggregate principal amount of the 2015 Notes in March 2012.

        After giving effect to the 2009 open market purchases and retirement of 2015 Notes by the Company, the 2011 purchase and retirement of 2015 Notes from Holdings and the redemption of $600 million aggregate principal amount of 2015 Notes with proceeds from the 2020 Notes offering, $396 million aggregate principal amount of the 2015 Notes will remain outstanding.

        The 2015 Notes and 2020 Notes are senior unsecured obligations of ours and rank equally in right of payment with all of our other existing and future senior unsecured indebtedness. The 2015 Notes and 2020 Notes are jointly and severally guaranteed on a senior unsecured basis by the Guarantors. The subsidiary guarantees are general unsecured senior obligations of the subsidiary guarantors and rank equally in right of payment with all of the existing and future senior unsecured indebtedness of our non-guarantor subsidiaries. The 2015 Notes and 2020 Notes are effectively junior to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness.

Revolving Credit Facility

        On the Closing Date, in connection with the completion of the Merger, ServiceMaster became obligated under the Revolving Credit Facility. The Revolving Credit Facility provides for senior secured revolving loans and stand-by and other letters of credit. The Revolving Credit Facility limits outstanding letters of credit to $75.0 million. As of December 31, 2011 and 2010, there were no revolving loans or letters of credit outstanding under the Revolving Credit Facility. As of December 31, 2011, the Company had $442.5 million of remaining capacity available under the Revolving Credit Facility.

        On February 2, 2011, ServiceMaster entered into an amendment to its Revolving Credit Facility. Prior to the amendment, the facility was scheduled to mature on July 24, 2013 and provided for maximum borrowing capacity of $500.0 million with outstanding letters of credit limited to $75.0 million. The Company desired to extend the maturity date of the facility by one year, and as an inducement for such extension offered to allow any lenders in the syndicate group that were willing to extend the maturity date by one year a 20 percent reduction of such lender's loan commitment. As a result of the amendment, the Company had available borrowing capacity under its amended Revolving Credit Facility of $442.5 million through July 24, 2013 and $229.6 million from July 25, 2013 through July 24, 2014.

        On January 30, 2012, ServiceMaster entered into the Extension Amendment and the Increase Supplement to its Revolving Credit Facility, which provides for senior secured revolving loans and stand-by and other letters of credit. After effectiveness on February 13, 2012 of the Extension Amendment and the Increase Supplement, we have available borrowing capacity under the Revolving Credit Facility of $447.7 million through July 24, 2013, $324.2 million from July 25, 2013 through July 24, 2014 and $265.2 million from July 25, 2014 through January 31, 2017. The Company will continue to have access to letters of credit up to $75.0 million through January 31, 2017.

        The Revolving Credit Facility and the guarantees thereof are secured by the same collateral securing the Term Loan Facility, on a pari passu basis with the security interests created in the same collateral securing the Term Loan Facility.

        The interest rates applicable to the loans under the Revolving Credit Facility will be based on a fluctuating rate of interest measured by reference to either, at the borrower's option, (1) an adjusted London inter-bank offered rate (adjusted for maximum reserves), plus a borrowing margin (2.50 percent as of December 31, 2011) or (2) an alternate base rate, plus a borrowing margin (2.50 percent as of December 31, 2011). The borrowing margin, in each case, will be adjusted from time to time based on the Consolidated Secured Leverage Ratio (as defined in the Revolving Credit Agreement) for the previous fiscal quarter.

        The agreements governing the Term Facilities, the 2015 Notes, the 2020 Notes and the Revolving Credit Facility contain certain covenants that, among other things, limit or restrict the incurrence of additional indebtedness, liens, sales of assets, certain payments (including dividends) and transactions with affiliates, subject to certain exceptions. The Company was in compliance with the covenants under these agreements at December 31, 2011.

        As of December 31, 2011, future scheduled long-term debt payments are $51.8 million, $50.4 million, $2.487 billion, $1.002 billion and $2.1 million for the years ended December 31, 2012, 2013, 2014, 2015 and 2016, respectively. The scheduled long-term debt payments in 2012 include the repayment of $10.0 million transferred under the Company's accounts receivable securitization arrangement, as described in Note 14.

Cash and Marketable Securities	12 Months Ended
Dec. 31, 2011
Cash and Marketable Securities
Cash and Marketable Securities

Note 13. Cash and Marketable Securities

        Cash, money market funds and certificates of deposits, with maturities of three months or less when purchased, are included in Cash and cash equivalents on the Consolidated Statements of Financial Position. As of December 31, 2011 and 2010, the Company's investments consist primarily of domestic publicly traded debt and certificates of deposit ("Debt securities") and common equity securities ("Equity securities"). The amortized cost, fair value and gross unrealized gains and losses of the Company's short- and long-term investments in debt and equity securities as of December 31, 2011 and 2010 is as follows:

(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale and trading securities, December 31, 2011:
Debt securities	$95,135	$5,795	$(68)	$100,862
Equity securities	40,558	2,953	(1,891)	41,620

Total securities	$135,693	$8,748	$(1,959)	$142,482

(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale and trading securities, December 31, 2010:
Debt securities	$96,594	$4,622	$(283)	$100,933
Equity securities	36,363	4,999	(1,712)	39,650

Total securities	$132,957	$9,621	$(1,995)	$140,583

        The portion of unrealized losses which had been in a loss position for more than one year was $1.7 million and $0.1 million as of December 31, 2011 and 2010, respectively. The aggregate fair value of the investments with unrealized losses was $13.6 million and $18.5 million as of December 31, 2011 and 2010, respectively.

        As of December 31, 2011 and 2010, $226.2 million and $242.2 million, respectively, of the cash and short- and long-term marketable securities balance are associated with regulatory requirements at American Home Shield and for other purposes. Such amounts are identified as being potentially unavailable to be paid to the Company by its subsidiaries. American Home Shield's investment portfolio has been invested in a combination of high quality, short duration fixed income securities and equities.

        Gains and losses on sales of investments, as determined on a specific identification basis, are included in investment income in the period they are realized. The Company periodically reviews its portfolio of investments to determine whether there has been an other than temporary decline in the value of the investments from factors such as deterioration in the financial condition of the issuer or the market(s) in which the issuer competes.

        The table below summarizes proceeds, gross realized gains and gross realized losses, each resulting from sales of available-for-sale securities and impairment charges due to other than temporary declines in the value of certain investments.

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Proceeds from sales of securities	$45,065	$20,071	$35,141
Gross realized gains, pre-tax	6,065	2,326	3,882
Gross realized gains, net of tax	3,714	1,418	2,385
Gross realized losses, pre-tax	(249)	(207)	(1,492)
Gross realized losses, net of tax	(153)	(126)	(917)
Impairment charges, pre-tax	(195)	(174)	(5,854)
Impairment charges, net of tax	(119)	(106)	(3,596)

Receivable Sales	12 Months Ended
Dec. 31, 2011
Receivable Sales
Receivable Sales

Note 14. Receivable Sales

        The Company has an accounts receivable securitization arrangement under which TruGreen and Terminix may sell certain eligible trade accounts receivable to Funding, the Company's wholly owned, bankruptcy-remote subsidiary, which is consolidated for financial reporting purposes. Funding, in turn, may transfer, on a revolving basis, an undivided percentage ownership interest of up to $50.0 million in the pool of accounts receivable to the Purchasers. The amount of the eligible receivables varies during the year based on seasonality of the businesses and could, at times, limit the amount available to the Company from the sale of these interests. As of December 31, 2011, the amount of eligible receivables was approximately $31.1 million.

        During the years ended December 31, 2011, 2010 and 2009, there were no transfers of interests in the pool of trade accounts receivables to Purchasers under this arrangement. As of December 31, 2011, 2010 and 2009, the Company had $10.0 million outstanding under the arrangement and, as of December 31, 2011, had $21.1 million of remaining capacity available under the accounts receivable securitization arrangement.

        The accounts receivable securitization arrangement is a 364-day facility that is renewable annually at the option of Funding, with a final termination date of July 17, 2012. Only one of the Purchasers is required to purchase interests under the arrangement. As part of the annual renewal of the facility, which occurred on July 26, 2011, this Purchaser agreed to continue its participation in the arrangement through July 17, 2012.

        The Company has recorded its obligation to repay the Purchasers for its interest in the pool of receivables within current portion of long-term debt on the Consolidated Statements of Financial Position. The interest rates applicable to the Company's obligation are based on a fluctuating rate of interest measured based on the Purchaser's pooled commercial paper rate (0.26 percent at December 31, 2011). In addition, the Company pays usage fees on its obligations and commitment fees on undrawn amounts committed by the Purchasers. Unless the arrangement is renegotiated or extended prior to its expiration, all obligations under the accounts receivable securitization arrangement must be repaid by July 17, 2012.

Comprehensive Income	12 Months Ended
Dec. 31, 2011
Comprehensive Income
Comprehensive Income

Note 15. Comprehensive Income

        Comprehensive income (loss), which primarily includes net income (loss), unrealized gain (loss) on marketable securities, unrealized gain (loss) on derivative instruments and the effect of foreign currency translation is disclosed in the Consolidated Statements of Shareholder's Equity. The following table summarizes the activity in other comprehensive income (loss) and the related tax effects.

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Net unrealized gains (losses) on securities:
Unrealized gains(1)	$3,092	$2,808	$2,416
Reclassification adjustment for net (gains) losses realized(2)	(3,787)	(1,225)	2,182

Net unrealized (losses) gains on securities	(695)	1,583	4,598

Net unrealized gains (losses) on derivative instruments:
Unrealized losses(3)	(3,419)	(24,901)	(24,636)
Reclassification adjustment for net losses realized(4)	16,733	27,535	47,380

Net unrealized gains on derivative instruments	13,314	2,634	22,744
Foreign currency translation	(1,460)	2,186	5,038

Other comprehensive income	$11,159	$6,403	$32,380

(1)
Net of tax effect of $(2.1) million in 2011, $(1.3) million in 2010 and $(1.4) million in 2009.

(2)
Net of tax effect of $2.2 million in 2011, $0.7 million in 2010 and $(1.3) million in 2009.

(3)
Net of tax effect of $1.4 million in 2011, $14.4 million in 2010 and $13.8 million in 2009.

(4)
Net of tax effect of $(9.1) million in 2011, $(15.5) million in 2010 and ($28.6) million in 2009.

        Accumulated other comprehensive loss included the following components as of December 31:

(In thousands)	2011	2010
Net unrealized gains on securities, net of tax	$4,330	$5,026
Net unrealized losses on derivative instruments, net of tax	(14,268)	(27,582)
Foreign currency translation	3,726	5,185

Total	$(6,212)	$(17,371)

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information
Supplemental Cash Flow Information

Note 16. Supplemental Cash Flow Information

        In the Consolidated Statements of Cash Flows, the caption "Cash and cash equivalents" includes investments in short-term, highly-liquid securities having a maturity of three months or less when purchased. Supplemental information relating to the Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009 is presented in the following table:

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Cash paid for or (received from):
Interest expense	$252,284	$268,693	$301,527
Interest and dividend income	(4,888)	(5,331)	(6,621)
Income taxes, net of refunds	11,677	13,353	824

        The Company acquired $10.1 million of property and equipment by entering into capital leases in 2011, which has been excluded from the Consolidated Statements of Cash Flows as a non-cash investing activity. There were no similar transactions in 2009 or 2010.

Capital Stock	12 Months Ended
Dec. 31, 2011
Capital Stock
Capital Stock

Note 17. Capital Stock

        Effective July 24, 2007 upon completion of the Merger, the Certificate of Incorporation of the Company was amended to provide for the authorization of 1,000 shares of common stock to replace the previously authorized, issued and outstanding common stock. As a result of the Merger, CDRSVM Holding, Inc. holds 1,000 shares of the Company's common stock, which represents all of the authorized and issued common stock. The Company has no other classes of capital stock, authorized or issued.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation
Stock-Based Compensation

Note 18. Stock-Based Compensation

        The board of directors and stockholders of Holdings have adopted the Amended and Restated ServiceMaster Global Holdings, Inc. Stock Incentive Plan (the "MSIP"). The MSIP provides for the sale of shares and deferred share units ("DSUs") of Holdings stock to ServiceMaster's executives, officers and other employees and to Holdings' directors as well as the grant of both restricted stock units ("RSUs") and options to purchase shares of Holdings to those individuals. DSUs represent a right to receive a share of common stock in the future. The board of directors of Holdings, or a committee designated by it, selects the ServiceMaster executives, officers and employees and the Holdings' directors eligible to participate in the MSIP and determines the specific number of shares to be offered or options to be granted to an individual. A maximum of 14,595,000 shares of Holdings stock is authorized for issuance under the MSIP. Holdings currently intends to satisfy any need for shares of common stock of Holdings associated with the settlement of DSUs, vesting of RSUs or exercise of options issued under the MSIP through those new shares available for issuance or any shares repurchased, forfeited or surrendered from participants in the MSIP.

        All option grants under the MSIP have been, and will be, non-qualified options with a per-share exercise price no less than the fair market value of one share of Holdings stock on the grant date. Any stock options granted will generally have a term of ten years and vesting will be subject to an employee's continued employment. The board of directors of Holdings, or a committee designated by it, may accelerate the vesting of an option at any time. In addition, vesting of options will be accelerated if Holdings experiences a change in control (as defined in the MSIP) unless options with substantially equivalent terms and economic value are substituted for existing options in place of accelerated vesting. Vesting of options will also be accelerated in the event of an employee's death or disability (as defined in the MSIP). Upon a termination for cause (as defined in the MSIP), all options held by an employee are immediately cancelled. Following a termination without cause, vested options will generally remain exercisable through the earliest of the expiration of their term or three months following termination of employment (one year in the case of death, disability or retirement at normal retirement age). Unless sooner terminated by the board of directors of Holdings, the MSIP will remain in effect until November 20, 2017.

        In 2011, 2010 and 2009, Holdings completed various equity offerings to certain executives, officers and employees of ServiceMaster pursuant to the MSIP. The shares sold and options granted in connection with these equity offerings are subject to and governed by the terms of the MSIP. In connection with these offerings, Holdings sold a total of 495,538, 97,200 and 234,500 shares of common stock in 2011, 2010 and 2009, respectively, at a purchase price of $11.00 per share in 2011 and $10.00 per share in 2010 and 2009, respectively. In addition, Holdings granted ServiceMaster's executives, officers and employees options to purchase 2,280,391, 284,400 and 906,000 shares of Holdings common stock in 2011, 2010 and 2009, respectively, at an exercise price of $11.00 per share for options issued in 2011 and $10.00 per share for options issued in 2010 and 2009, respectively. These options are subject to and governed by the terms of the MSIP. The per share purchase price and exercise price was based on the determination by the compensation committee of Holdings of the fair market value of the common stock of Holdings as of the purchase/grant dates.

        All options, except for 86,364 options granted to our CEO in 2011 ("Superperformance Options"), granted to date will vest in four equal annual installments, subject to an employee's continued employment. The four-year vesting period is the requisite service period over which compensation cost will be recognized on a straight-line basis for all grants. The Superperformance Options granted in 2011 will vest immediately in the event that the stock price of Holdings reaches a targeted level. All options issued are accounted for as equity-classified awards. The non-cash stock-based compensation expense associated with the MSIP is pushed down from Holdings and recorded in the financial statements of ServiceMaster.

        The value of each option award was estimated on the grant date using the Black-Scholes option valuation model that incorporates the assumptions noted in the following table. For options granted in 2011, 2010 and 2009, the expected volatilities were based on the historical and implied volatilities of the publicly traded stock of a group of companies comparable to ServiceMaster. The expected life represents the period of time that options granted are expected to be outstanding and was calculated using the simplified method as outlined by the SEC in Staff Accounting Bulletins No. 107 and 110. The risk-free interest rates were based on the U.S. Treasury securities with terms similar to the expected lives of the options as of the grant dates.

	Year Ended Dec. 31,
Assumption	2011	2010	2009
Expected volatility	31.0% - 50.3%	31.7% - 34.3%	38.5% - 46.9%
Expected dividend yield	0.0%	0.0%	0.0%
Expected life (in years)	6.3	6.3	6.3
Risk-free interest rate	1.07% - 2.65%	1.77% - 2.63%	2.56% - 2.92%

        The weighted-average grant-date fair value of the options granted during 2011, 2010 and 2009 was $4.31, $3.65 and $4.36 per option, respectively. The Company has applied a forfeiture assumption of 8.50 percent per annum in the recognition of the expense related to these options, with the exception of the options held by the Company's CEO for which the Company has applied a forfeiture rate of zero.

        A summary of option activity under the MSIP as of December 31, 2011, and changes during the year then ended is presented below:

	Stock Options	Weighted Avg. Exercise Price	Weighted Avg. Remaining Contractual Term (in years)
Total outstanding, December 31, 2010	9,601,683	$10.00
Granted to employees	2,280,391	$11.00
Exercised	(500,000)	$10.00
Forfeited	(976,225)	$10.00
Expired	(782,175)	$10.00

Total outstanding, December 31, 2011	9,623,674	$10.24	6.6

Total exercisable, December 31, 2011	6,783,358	$10.00	5.6

        Holdings granted ServiceMaster's executives, officers and employees 350,454 and 735,000 RSUs in 2011 and 2010, respectively, with grant date fair values of $11.00 and $10.00 per unit, respectively, which was equivalent to the then current fair value of Holdings' common stock. Holdings' Compensation Committee determined the fair market value of Holdings common stock as of December 31, 2011 was $14 per share. No RSUs were granted in 2009. All RSUs, with the exception of the performance-based RSUs discussed below, will vest in three equal annual installments, subject to an employee's continued employment. During 2011, the Company issued 20,000 RSUs with vesting subject to certain performance conditions to the president of TruGreen. These performance-based RSUs will vest as follows: (i) up to 10,000 units will vest on December 31, 2012, and (ii) up to 10,000 units will vest on December 31, 2013 based on the Holdings' Compensation Committee's evaluation of the achievement of certain qualitative performance conditions, in its sole discretion, by the TruGreen president. The performance-based RSUs do not meet the criteria required under ASC 718 for the establishment of a grant date. As a result, the performance-based RSUs are not included in the total outstanding RSUs as of December 31, 2011. Upon vesting, each RSU will be converted into one share of Holdings' common stock.

        A summary of RSU activity under the MSIP as of December 31, 2011, and changes during the year then ended is presented below:

	RSUs	Weighted Avg. Grant Date Fair Value
Total outstanding, December 31, 2010	735,000	$10.00
Granted to employees	350,454	$11.00
Vested	(176,669)	$10.00
Forfeited	(225,000)	$10.00

Total outstanding, December 31, 2011	683,785	$10.51

        During the years ended December 31, 2011, 2010 and 2009, the Company recognized stock-based compensation expense of $8.4 million ($5.2 million, net of tax), $9.4 million ($5.7 million, net of tax) and $8.1 million ($5.0 million, net of tax), respectively. As of December 31, 2011, there was $15.8 million of total unrecognized compensation cost related to non-vested stock options and RSUs granted by Holdings under the MSIP. These remaining costs are expected to be recognized over a weighted-average period of 2.9 years.

        In September 2010, ServiceMaster announced the retirement of its former CEO with a retirement date of March 31, 2011. On September 8, 2010, in connection with the CEO's retirement announcement, Holdings extended the option period on the former CEO's vested standalone options to three years following his departure date. This extension of the option period is considered a stock option modification resulting in additional stock compensation expense of $0.5 million, which was recorded in the year ended December 31, 2010.

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value of Financial Instruments
Fair Value of Financial Instruments

Note 19. Fair Value of Financial Instruments

        The period end carrying amounts of receivables, accounts payable and accrued liabilities approximate fair value because of the short maturity of these instruments. The period end carrying amounts of long-term notes receivable approximate fair value as the effective interest rates for these instruments are comparable to market rates at period end. The period end carrying amounts of current and long-term marketable securities also approximate fair value, with unrealized gains and losses reported net-of-tax as a component of accumulated other comprehensive loss on the Consolidated Statements of Financial Position, or, for certain unrealized losses, reported in interest and net investment income in the Consolidated Statements of Operations if the decline in value is other than temporary. The carrying amount of total debt was $3.876 billion and $3.949 billion and the estimated fair value was $3.788 billion and $3.958 billion as of December 31, 2011 and 2010, respectively. The fair values of the Company's financial instruments reflect the amounts that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The fair value estimates presented in this report are based on information available to the Company as of December 31, 2011 and 2010.

        The Company has estimated the fair value of its financial instruments measured at fair value on a recurring basis using the market and income approaches. For investments in marketable securities, deferred compensation trust assets and derivative contracts, which are carried at their fair values, the Company's fair value estimates incorporate quoted market prices, other observable inputs (for example, forward interest rates) and unobservable inputs (for example, forward commodity prices) at the balance sheet date.

        Interest rate swap contracts are valued using forward interest rate curves obtained from third party market data providers. The fair value of each contract is the sum of the expected future settlements between the contract counterparties, discounted to present value. The expected future settlements are determined by comparing the contract interest rate to the expected forward interest rate as of each settlement date and applying the difference between the two rates to the notional amount of debt in the interest rate swap contracts. See Note 12 for a summary of the Company's interest rate swap contracts.

        Fuel swap contracts are valued using forward fuel price curves obtained from third party market data providers. The fair value of each contract is the sum of expected future settlements between contract counterparties, discounted to present value. The expected future settlements are determined by comparing the contract fuel price to the expected forward fuel price as of each settlement date and applying the difference between the contract and expected prices to the notional gallons in the fuel swap contracts.

        The carrying amount and estimated fair value of the Company's financial instruments that are recorded at fair value for the periods presented are as follows:

		As of December 31, 2011
			Estimated Fair Value Measurements
						As of December 31, 2010
			Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)
					Significant Unobservable Inputs (Level 3)
(In thousands)	Balance Sheet Locations	Carrying Value				Carrying Value	Estimated Fair Value
Financial Assets:
Deferred compensation trust assets	Long-term marketable securities	$10,834	$10,834	$—	$—	$10,859	$10,859
Investments in marketable securities	Marketable securities and long-term marketable securities	131,648	52,358	79,290	—	129,724	129,724
Fuel swap contracts:
Current	Prepaid expenses and other assets	548	—	—	548	5,813	5,813
Noncurrent	Other assets	—	—	—	—	836	836

Total financial assets		$143,030	$63,192	$79,290	$548	$147,232	$147,232

Financial Liabilities:
Fuel swap contracts:
Current	Other accrued liabilities	$1,281	$—	$—	$1,281	$—	$—
Interest rate swap contracts	Other long-term liabilities	23,467	—	23,467	—	50,085	50,085

Total financial liabilities		$24,748	$—	$23,467	$1,281	$50,085	$50,085

        A reconciliation of the beginning and ending fair values of financial instruments valued using significant unobservable inputs (Level 3) is presented as follows:

(In thousands)	Fuel Swap Contract Assets (Liabilities)
Balance as of December 31, 2009	$6,916
Total gains (losses) (realized and unrealized):
Included in earnings(1)	6,015
Included in other comprehensive income	(267)
Settlements, net	(6,015)

Balance as of December 31, 2010	$6,649
Total gains (losses) (realized and unrealized):
Included in earnings(1)	10,010
Included in other comprehensive income	(7,382)
Settlements, net	(10,010)

Balance as of December 31, 2011	$(733)

(1)
Gains (losses) included in earnings are reported in cost of services rendered and products sold.

        The Company uses derivative financial instruments to manage risks associated with changes in fuel prices and interest rates. The Company does not hold or issue derivative financial instruments for trading or speculative purposes. In designating its derivative financial instruments as hedging instruments under accounting standards for derivative instruments, the Company formally documents the relationship between the hedging instrument and the hedged item, as well as the risk management objective and strategy for the use of the hedging instrument. This documentation includes linking the derivatives to forecasted transactions. The Company assesses at the time a derivative contract is entered into, and at least quarterly thereafter, whether the derivative item is effective in offsetting the projected changes in cash flows of the associated forecasted transactions. All of the Company's designated hedging instruments are classified as cash flow hedges.

        The Company has historically hedged a significant portion of its annual fuel consumption of approximately 21 million gallons. The Company has also hedged the interest payments on a portion of its variable rate debt through the use of interest rate swap agreements. All of the Company's fuel swap contracts and interest rate swap contracts are classified as cash flow hedges, and, as such, the hedging instruments are recorded on the Consolidated Statements of Financial Position as either an asset or liability at fair value, with the effective portion of changes in the fair value attributable to the hedged risks recorded in accumulated other comprehensive loss. Any change in the fair value of the hedging instrument resulting from ineffectiveness, as defined by accounting standards, is recognized in current period earnings. Cash flows related to fuel and interest rate derivatives are classified as operating activities in the Consolidated Statements of Cash Flows.

        The effect of derivative instruments on the Consolidated Statements of Operations and accumulated other comprehensive loss on the Consolidated Statements of Financial Position for the years ended December 31, 2011 and 2010, respectively, is presented as follows:

		Effective Portion of Gain (Loss) Reclassified from Accumulated Other Comprehensive Loss into Income
	Effective Portion of (Loss) Gain Recognized in Accumulated Other Comprehensive Loss
(In thousands)
Derivatives designated as Cash Flow Hedge Relationships			Location of Gain (Loss) included in Income
	Year ended December 31, 2011
Fuel swap contracts	$(7,382)	$9,739	Cost of services rendered and products sold
		$271	Loss (income) from discontinued operations, net of income tax
Interest rate swap contracts	$28,340	$(37,613)	Interest expense

		Effective Portion of Gain (Loss) Reclassified from Accumulated Other Comprehensive Loss into Income
	Effective Portion of (Loss) Gain Recognized in Accumulated Other Comprehensive Loss
Derivatives designated as Cash Flow Hedge Relationships			Location of Gain (Loss) included in Income
	Year ended December 31, 2010
Fuel swap contracts	$(267)	$5,316	Cost of services rendered and products sold
		$699	Loss (income) from discontinued operations, net of income tax
Interest rate swap contracts	$4,035	$(48,970)	Interest expense

        Ineffective portions of derivative instruments designated in accordance with accounting standards as cash flow hedge relationships were insignificant during the year ended December 31, 2011. As of December 31, 2011, the Company had fuel swap contracts to pay fixed prices for fuel with an aggregate notional amount of $45.5 million, maturing through 2012. Under the terms of its fuel swap contracts, the Company is required to post collateral in the event that the fair value of the contracts exceeds a certain agreed upon liability level and in other circumstances required by the counterparty. As of December 31, 2011, the Company had posted $3.8 million in letters of credit as collateral under its fuel hedging program, none of which were posted under the Company's Revolving Credit Facility. As of December 31, 2011, the Company had interest rate swap contracts to pay fixed rates for interest on long-term debt with an aggregate notional amount of $1.430 billion, maturing through 2013.

        The effective portion of the gain or loss on derivative instruments designated and qualifying as cash flow hedging instruments is recorded in other comprehensive loss. These amounts are reclassified into earnings in the same period or periods during which the hedged forecasted debt interest settlement or the fuel settlement affects earnings. The amount expected to be reclassified into earnings during the next 12 months includes unrealized gains and losses related to open fuel hedges and interest rate swaps. Specifically, as the underlying forecasted transactions occur during the next 12 months, the hedging gains and losses in accumulated other comprehensive loss expected to be recognized in earnings is a loss of $14.1 million, net of tax, as of December 31, 2011. The amounts that are ultimately reclassified into earnings will be based on actual interest rates and fuel prices at the time the positions are settled and may differ materially from the amount noted above.

Condensed Consolidating Financial Statements of The ServiceMaster Company and Subsidiaries	12 Months Ended
Dec. 31, 2011
Condensed Consolidating Financial Statements of The ServiceMaster Company and Subsidiaries
Condensed Consolidating Financial Statements of The ServiceMaster Company and Subsidiaries

Note 20. Condensed Consolidating Financial Statements of The ServiceMaster Company and Subsidiaries

        The following condensed consolidating financial statements of the Company and its subsidiaries have been prepared pursuant to Rule 3-10 of Regulation S-X. These condensed consolidating financial statements have been prepared from the Company's financial information on the same basis of accounting as the Consolidated Financial Statements. Goodwill and other intangible assets have been allocated to all of the subsidiaries of the Company based on management's estimates.

        The payment obligations of the Company under the 2015 Notes and the 2020 Notes are jointly and severally guaranteed on a senior unsecured basis by the Guarantors. Each of the Guarantors is wholly owned, directly or indirectly, by the Company, and all guarantees are full and unconditional. All other subsidiaries of the Company, either directly or indirectly owned, do not guarantee the 2015 Notes or the 2020 Notes ("Non-Guarantors"). A Guarantor will be released from its obligations under its guarantee under certain customary circumstances, including, (i) the sale or disposition of the Guarantor, (ii) the release of the Guarantor from all of its obligations under all guarantees related to any indebtedness of the Company, (iii) the merger or consolidation of the Guarantor as specified in the indenture governing the 2015 Notes or the 2020 Notes, as the case may be, (iv) the Guarantor becomes an unrestricted subsidiary under the indenture governing the 2015 Notes or the 2020 Notes, as the case may be, (v) the defeasance of the Company's obligations under the indenture governing the 2015 Notes or the 2020 Notes, as the case may be, or (vi) the payment in full of the principal amount of the 2015 Notes or the 2020 Notes, as the case may be.

THE SERVICEMASTER COMPANY AND SUBSIDIARIES

Condensed Consolidating Statement of Operations

For the Year Ended December 31, 2011

(In thousands)

	The ServiceMaster Company	Guarantors	Non- Guarantors	Eliminations	Consolidated
Operating Revenue	$—	$2,452,731	$811,446	$(58,305)	$3,205,872
Operating Costs and Expenses:
Cost of services rendered and products sold	—	1,483,220	388,201	(57,715)	1,813,706
Selling and administrative expenses	9,186	499,101	372,630	(425)	880,492
Amortization expense	222	67,443	23,687	—	91,352
Trade name impairment	—	36,700	—	—	36,700
Restructuring charges	35	4,678	3,449	—	8,162

Total operating costs and expenses	9,443	2,091,142	787,967	(58,140)	2,830,412

Operating (Loss) Income	(9,443)	361,589	23,479	(165)	375,460
Non-operating Expense (Income):
Interest expense (income)	189,677	89,819	(6,373)	—	273,123
Interest and net investment loss (income)	2,969	3,491	(17,346)	—	(10,886)
Loss on extinguishment of debt	774	—	—	—	774
Other expense	—	—	700	—	700

(Loss) Income from Continuing Operations before Income Taxes	(202,863)	268,279	46,498	(165)	111,749
(Benefit) provision for income taxes	(76,622)	18,720	101,814	—	43,912

(Loss) Income from Continuing Operations	(126,241)	249,559	(55,316)	(165)	67,837
Income (loss) from discontinued operations, net of income taxes	—	19,497	(46,678)	165	(27,016)
Equity in earnings of subsidiaries (net of tax)	167,062	(111,863)	—	(55,199)	—

Net Income (Loss)	$40,821	$157,193	$(101,994)	$(55,199)	$40,821

THE SERVICEMASTER COMPANY AND SUBSIDIARIES

Condensed Consolidating Statement of Operations

For the Year Ended December 31, 2010

(In thousands)

	The ServiceMaster Company	Guarantors	Non- Guarantors	Eliminations	Consolidated
Operating Revenue	$—	$2,405,822	$777,219	$(55,647)	$3,127,394
Operating Costs and Expenses:
Cost of services rendered and products sold	—	1,461,057	371,293	(55,046)	1,777,304
Selling and administrative expenses	9,577	516,349	370,208	(184)	895,950
Amortization expense	222	99,918	35,860	—	136,000
Restructuring charges (credits)	1,208	10,484	(244)	—	11,448

Total operating costs and expenses	11,007	2,087,808	777,117	(55,230)	2,820,702

Operating (Loss) Income	(11,007)	318,014	102	(417)	306,692
Non-operating Expense (Income):
Interest expense	196,647	76,258	14,028	—	286,933
Interest and net investment loss (income)	1,628	3,596	(14,582)	—	(9,358)
Other expense	—	—	733	—	733

(Loss) Income from Continuing Operations before Income Taxes	(209,282)	238,160	(77)	(417)	28,384
(Benefit) provision for income taxes	(73,163)	25,134	58,974	—	10,945

(Loss) Income from Continuing Operations	(136,119)	213,026	(59,051)	(417)	17,439
Income (loss) from discontinued operations, net of income taxes	—	17,868	(50,283)	417	(31,998)
Equity in earnings of subsidiaries (net of tax)	121,560	(117,729)	—	(3,831)	—

Net (Loss) Income	$(14,559)	$113,165	$(109,334)	$(3,831)	$(14,559)

THE SERVICEMASTER COMPANY AND SUBSIDIARIES

Condensed Consolidating Statement of Operations

For the Year Ended December 31, 2009

(In thousands)

	The ServiceMaster Company	Guarantors	Non- Guarantors	Eliminations	Consolidated
Operating Revenue	$—	$2,284,625	$765,609	$(72,349)	$2,977,885
Operating Costs and Expenses:
Cost of services rendered and products sold	—	1,419,278	343,011	(71,038)	1,691,251
Selling and administrative expenses	9,582	505,945	315,220	—	830,747
Amortization expense	222	122,643	35,906	—	158,771
Trade name impairment	—	21,400	5,200	—	26,600
Restructuring charges	2,321	12,107	12,254	—	26,682

Total operating costs and expenses	12,125	2,081,373	711,591	(71,038)	2,734,051

Operating (Loss) Income	(12,125)	203,252	54,018	(1,311)	243,834
Non-operating Expense (Income):
Interest expense (income)	288,514	(3,414)	14,233	—	299,333
Interest and net investment loss (income)	938	5,555	(13,572)	—	(7,079)
Gain on extinguishment of debt	(46,106)	—	—	—	(46,106)
Other expense	—	—	748	—	748

(Loss) Income from Continuing Operations before Income Taxes	(255,471)	201,111	52,609	(1,311)	(3,062)
(Benefit) provision for income taxes	(107,346)	32,445	65,697	—	(9,204)

(Loss) Income from Continuing Operations	(148,125)	168,666	(13,088)	(1,311)	6,142
(Loss) income from discontinued operations, net of income taxes	—	(4,186)	10,228	1,311	7,353
Equity in earnings of subsidiaries (net of tax)	161,620	(12,716)	—	(148,904)	—

Net Income	$13,495	$151,764	$(2,860)	$(148,904)	$13,495

Condensed Consolidating Statement of Financial Position

As of December 31, 2011

(In thousands)

	The ServiceMaster Company	Guarantors	Non- Guarantors	Eliminations	Consolidated
Assets
Current Assets:
Cash and cash equivalents	$232,382	$13,751	$82,797	$—	$328,930
Marketable securities	—	—	12,026	—	12,026
Receivables	1,202	108,486	452,149	(187,637)	374,200
Inventories	—	57,219	2,424	—	59,643
Prepaid expenses and other assets	5,629	12,742	20,218	(294)	38,295
Deferred customer acquisition costs	—	13,838	16,565	—	30,403
Deferred taxes	39,221	47,218	4,170	—	90,609
Assets of discontinued operations	—	7	10	—	17

Total Current Assets	278,434	253,261	590,359	(187,931)	934,123

Property and Equipment:
At cost	—	377,900	163,917	—	541,817
Less: accumulated depreciation	—	(164,689)	(70,369)	—	(235,058)

Net property and equipment	—	213,211	93,548	—	306,759

Other Assets:
Goodwill	—	2,796,789	365,191	—	3,161,980
Intangible assets, primarily trade names, service marks and trademarks, net	—	1,804,619	738,920	—	2,543,539
Notes receivable	1,997,157	82	31,187	(2,005,104)	23,322
Long-term marketable securities	10,834	—	119,622	—	130,456
Investments in and advances to subsidiaries	2,890,634	872,451	—	(3,763,085)	—
Other assets	51,871	3,838	3,926	(50,789)	8,846
Debt issuance costs	37,708	—	90	—	37,798

Total Assets	$5,266,638	$5,944,251	$1,942,843	$(6,006,909)	$7,146,823

Liabilities and Shareholder's Equity
Current Liabilities:
Accounts payable	$192	$46,378	$35,071	$—	$81,641
Accrued liabilities:
Payroll and related expenses	1,659	40,608	43,079	—	85,346
Self-insured claims and related expenses	—	20,400	52,671	—	73,071
Accrued interest payable	67,000	260	45	(294)	67,011
Other	2,919	31,760	35,424	—	70,103
Deferred revenue	—	142,918	330,324	—	473,242
Liabilities of discontinued operations	—	279	526	—	805
Current portion of long-term debt	108,428	14,258	116,789	(187,637)	51,838

Total Current Liabilities	180,198	296,861	613,929	(187,931)	903,057

Long-Term Debt	3,782,391	2,015,961	30,784	(2,005,104)	3,824,032
Other Long-Term Liabilities:
Deferred taxes	—	808,830	278,652	(50,789)	1,036,693
Intercompany payable	12,309	—	310,011	(322,320)	—
Liabilities of discontinued operations	—	—	2,070	—	2,070
Other long-term obligations, primarily self-insured claims	43,821	220	89,011	—	133,052

Total Other Long-Term Liabilities	56,130	809,050	679,744	(373,109)	1,171,815

Shareholder's Equity	1,247,919	2,822,379	618,386	(3,440,765)	1,247,919

Total Liabilities and Shareholder's Equity	$5,266,638	$5,944,251	$1,942,843	$(6,006,909)	$7,146,823

Condensed Consolidating Statement of Financial Position

As of December 31, 2010

(In thousands)

	The ServiceMaster Company	Guarantors	Non- Guarantors	Eliminations	Consolidated
Assets
Current Assets:
Cash and cash equivalents	$132,168	$16,900	$103,630	$—	$252,698
Marketable securities	—	—	30,406	—	30,406
Receivables	1,229	109,680	414,370	(173,185)	352,094
Inventories	—	52,139	2,593	—	54,732
Prepaid expenses and other assets	10,129	12,583	18,152	—	40,864
Deferred customer acquisition costs	—	15,163	19,214	—	34,377
Deferred taxes	—	12,808	391	(1,641)	11,558
Assets of discontinued operations	—	—	51,004	—	51,004

Total Current Assets	143,526	219,273	639,760	(174,826)	827,733

Property and Equipment:
At cost	—	307,468	132,581	—	440,049
Less: accumulated depreciation	—	(118,614)	(54,537)	—	(173,151)

Net property and equipment	—	188,854	78,044	—	266,898

Other Assets:
Goodwill	—	2,760,512	364,781	—	3,125,293
Intangible assets, primarily trade names, service marks and trademarks, net	—	1,895,059	758,452	—	2,653,511
Notes receivable	1,990,383	231	30,269	(1,998,333)	22,550
Long-term marketable securities	10,859	—	99,318	—	110,177
Investments in and advances to subsidiaries	3,299,019	913,502	—	(4,212,521)	—
Other assets	98,425	4,164	882	(96,307)	7,164
Debt issuance costs	52,366	—	—	—	52,366
Assets of discontinued operations	—	—	32,398	—	32,398

Total Assets	$5,594,578	$5,981,595	$2,003,904	$(6,481,987)	$7,098,090

Liabilities and Shareholder's Equity
Current Liabilities:
Accounts payable	$272	$46,187	$26,186	$—	$72,645
Accrued liabilities:
Payroll and related expenses	1,608	45,031	39,008	—	85,647
Self-insured claims and related expenses	—	20,430	60,848	—	81,278
Accrued interest payable	69,613	259	(227)	—	69,645
Other	7,427	37,273	40,055	(1,641)	83,114
Deferred revenue	—	134,817	314,830	—	449,647
Liabilities of discontinued operations	—	150	16,150	—	16,300
Current portion of long-term debt	103,654	13,093	105,850	(173,185)	49,412

Total Current Liabilities	182,574	297,240	602,700	(174,826)	907,688

Long-Term Debt	3,868,474	1,699,589	329,345	(1,998,333)	3,899,075
Other Long-Term Liabilities:
Deferred taxes	—	753,945	277,333	(96,307)	934,971
Intercompany payable	287,220	—	183,617	(470,837)	—
Liabilities of discontinued operations	—	—	4,848	—	4,848
Other long-term obligations	68,783	535	94,663	—	163,981

Total Other Long-Term Liabilities	356,003	754,480	560,461	(567,144)	1,103,800

Shareholder's Equity	1,187,527	3,230,286	511,398	(3,741,684)	1,187,527

Total Liabilities and Shareholder's Equity	$5,594,578	$5,981,595	$2,003,904	$(6,481,987)	$7,098,090

THE SERVICEMASTER COMPANY AND SUBSIDIARIES

Condensed Consolidating Statement of Cash Flows

For the Year Ended December 31, 2011

(In thousands)

	The ServiceMaster Company	Guarantors	Non- Guarantors	Eliminations	Consolidated
Cash and Cash Equivalents at Beginning of Period	$132,168	$16,900	$103,630	$—	$252,698

Net Cash Provided from (Used for) Operating Activities from Continuing Operations	476,575	565,023	(29,251)	(717,346)	295,001

Cash Flows from Investing Activities from Continuing Operations:
Property additions	—	(68,189)	(28,351)	—	(96,540)
Sale of equipment and other assets	—	4,433	172	—	4,605
Acquisition of The ServiceMaster Company	(35)	—	—	—	(35)
Other business acquisitions, net of cash acquired	—	(43,316)	(1,049)	—	(44,365)
Purchase of other intangibles	—	(1,900)	—	—	(1,900)
Notes receivable, financial investments and securities, net	—	633	2,376	—	3,009

Net Cash Used for Investing Activities from Continuing Operations	(35)	(108,339)	(26,852)	—	(135,226)

Cash Flows from Financing Activities from Continuing Operations:
Borrowings of debt	—	—	4,000	—	4,000
Payments of debt	(91,500)	(13,119)	(1,286)	—	(105,905)
Shareholders' dividends	—	(573,412)	(143,934)	717,346	—
Debt issuance costs paid	(267)	—	—	—	(267)
Net intercompany advances	(284,559)	100,224	184,335	—	—

Net Cash (Used for) Provided from Financing Activities from Continuing Operations	(376,326)	(486,307)	43,115	717,346	(102,172)

Cash Flows from Discontinued Operations:
Cash provided from (used for) operating activities	—	340	(6,228)	—	(5,888)
Cash provided from (used for) investing investing activities:
Proceeds from sale of business	—	26,134	—	—	26,134
Other investing activities	—	—	(1,617)	—	(1,617)

Net Cash Provided from (Used for) Discontinued Operations	—	26,474	(7,845)	—	18,629

Cash Increase (Decrease) During the Period	100,214	(3,149)	(20,833)	—	76,232

Cash and Cash Equivalents at End of Period	$232,382	$13,751	$82,797	$—	$328,930

THE SERVICEMASTER COMPANY AND SUBSIDIARIES

Condensed Consolidating Statement of Cash Flows

For the Year Ended December 31, 2010

(In thousands)

	The ServiceMaster Company	Guarantors	Non- Guarantors	Eliminations	Consolidated
Cash and Cash Equivalents at Beginning of Period	$124,674	$17,689	$112,993	$—	$255,356

Net Cash Provided from (Used for) Operating Activities from Continuing Operations	296,963	460,679	(62,561)	(472,537)	222,544

Cash Flows from Investing Activities from Continuing Operations:
Property additions	—	(82,594)	(51,640)	—	(134,234)
Sale of equipment and other assets	—	1,003	352	—	1,355
Acquisition of The ServiceMaster Company	(2,245)	—	—	—	(2,245)
Other business acquisitions, net of cash acquired	—	(57,724)	(217)	—	(57,941)
Purchase of other intangibles	—	(2,500)	—	—	(2,500)
Notes receivable, financial investments and securities, net	22,012	—	(1,585)	—	20,427

Net Cash Provided from (Used for) Investing Activities from Continuing Operations	19,767	(141,815)	(53,090)	—	(175,138)

Cash Flows from Financing Activities from Continuing Operations:
Borrowings of debt	5,000	—	10,000	—	15,000
Payments of debt	(32,250)	(15,325)	(13,758)	—	(61,333)
Shareholders' dividends	—	(413,197)	(59,340)	472,537	—
Debt issuance costs paid	—	—	(30)	—	(30)
Net intercompany advances	(281,986)	108,869	173,117	—	—

Net Cash (Used for) Provided from Financing Activities from Continuing Operations	(309,236)	(319,653)	109,989	472,537	(46,363)

Cash Flows from Discontinued Operations:
Cash provided from operating activities	—	—	6,776	—	6,776
Cash used for investing investing activities	—	—	(10,477)	—	(10,477)

Net Cash Used for Discontinued Operations	—	—	(3,701)	—	(3,701)

Cash Increase (Decrease) During the Period	7,494	(789)	(9,363)	—	(2,658)

Cash and Cash Equivalents at End of Period	$132,168	$16,900	$103,630	$—	$252,698

THE SERVICEMASTER COMPANY AND SUBSIDIARIES

Condensed Consolidating Statement of Cash Flows

For the Year Ended December 31, 2009

(In thousands)

	The ServiceMaster Company	Guarantors	Non- Guarantors	Eliminations	Consolidated
Cash and Cash Equivalents at Beginning of Period	$300,362	$13,865	$93,120	$—	$407,347

Net Cash Provided from Operating Activities from Continuing Operations	252,927	424,092	16,772	(525,459)	168,332

Cash Flows from Investing Activities from Continuing Operations:
Property additions	—	(47,708)	(8,296)	—	(56,004)
Sale of equipment and other assets	—	1,536	118	—	1,654
Acquisition of The ServiceMaster Company	(1,695)	—	—	—	(1,695)
Other business acquisitions, net of cash acquired	—	(32,647)	—	—	(32,647)
Notes receivable, financial investments and securities, net	—	—	6,151	—	6,151

Net Cash Used for Investing Activities from Continuing Operations	(1,695)	(78,819)	(2,027)	—	(82,541)

Cash Flows from Financing Activities from Continuing Operations:
Borrowings of debt	—	—	—	—	—
Payments of debt	(233,260)	(17,127)	(2,498)		(252,885)
Shareholders' dividends	—	(426,359)	(99,100)	525,459	—
Debt issuance costs paid	(426)	—	—	—	(426)
Net intercompany advances	(193,234)	102,037	91,197	—	—

Net Cash Used for Financing Activities from Continuing Operations	(426,920)	(341,449)	(10,401)	525,459	(253,311)

Cash Flows from Discontinued Operations:
Cash provided from operating activities	—	—	21,426	—	21,426
Cash used for investing activities	—	—	(5,897)	—	(5,897)

Net Cash Provided from Discontinued Operations	—	—	15,529	—	15,529

Cash (Decrease) Increase During the Period	(175,688)	3,824	19,873	—	(151,991)

Cash and Cash Equivalents at End of Period	$124,674	$17,689	$112,993	$—	$255,356

Schedule II-Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Schedule II-Valuation and Qualifying Accounts
Schedule II-Valuation and Qualifying Accounts

SCHEDULE II
THE SERVICEMASTER COMPANY
VALUATION AND QUALIFYING ACCOUNTS
(In thousands)

	Balance at Beginning of Period	Additions Charged to Costs and Expenses	Deductions(1)	Balance at End of Period
AS OF AND FOR THE YEAR ENDING DECEMBER 31, 2011
Continuing Operations—
Allowance for doubtful accounts
Accounts receivable	$14,380	$39,081	$35,566	$17,895
Notes receivable	2,329	519	381	2,467
Income tax valuation allowance	15,437	48	9,209	6,276
AS OF AND FOR THE YEAR ENDING DECEMBER 31, 2010
Continuing Operations—
Allowance for doubtful accounts
Accounts receivable	$15,827	$52,045	$53,492	$14,380
Notes receivable	2,251	923	845	2,329
Income tax valuation allowance	15,479	48	90	15,437
AS OF AND FOR THE YEAR ENDING DECEMBER 31, 2009
Continuing Operations—
Allowance for doubtful accounts
Accounts receivable	$15,956	$41,423	$41,552	$15,827
Notes receivable	1,810	640	199	2,251
Income tax valuation allowance	16,874	822	2,217	15,479
(1)
Deductions in the allowance for doubtful accounts for accounts and notes receivable reflect write-offs of uncollectible accounts. Deductions for the income tax valuation allowance in 2011 are primarily attributable to the reduction of net operating loss carryforwards and other tax attributes related to the dissolution of certain subsidiaries. Deductions for the income tax valuation allowance in other years are attributable to realization of deferred tax assets.